UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-22118

Dreman Contrarian Funds
(Exact name of registrant as specified in charter)

Harborside Financial Center Plaza 10
Suite 800
Jersey City, NJ	07311
(Address of principal executive offices)	(Zip code)

William Murphy
Huntington Asset Services, Inc.
2960 N. Meridian St., Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dreman Contrarian Funds

Dreman High Opportunity Fund
Dreman Contrarian Mid Cap Value Fund
Dreman Contrarian Small Cap Value Fund
Dreman Market Over-Reaction Fund
Dreman Contrarian International Value Fund

Annual Report

October 31, 2010

Fund Advisor:

Dreman Value Management, LLC
Harborside Financial Center Plaza 10
Suite 800
Jersey City, NJ  07311

Toll Free: (800) 247-1014

Management’s Discussions and Analysis

Dreman High Opportunity Fund

The Dreman High Opportunity Fund – Class I shares (the “Fund”) returned 11.59% for the fiscal year ended October 31, 2010 compared to the S&P 500® Index of 16.54% and the Russell Value 1000® Index of 15.71%.

While the Fund did fare well on an absolute basis, appreciating almost 12%, it underperformed the benchmark for the twelve month period ended October 31, 2010, primarily the result of stock selection in the Energy, Consumer Discretionary, and Financial sectors.  While most securities performed well, the weighting and returns of a few securities negatively impacted relative return.  Within the Energy sector, although ConocoPhillips was up 23.2%, other energy securities such as Chesapeake Energy Corp. (-10.4%) and BP PLC ADS, (-8.5%) since purchasing offset positive results. Despite the decline, BP has been performing better since the Gulf oil well was capped and valuation remains attractive.  We believe that with oil prices creeping up again, and the improvement in the economy, this group should have above average performance in the next few years.  Finally, within the Financials sector, our best performers were KeyCorp, Fifth Third Bancorp and American Express up a respective 53.0%, 41.0% and 21.2%, but this performance was offset by Bank of America Corp. and JP Morgan Chase & Co. declining a respective 21.3% and 9.5%.

Our strongest absolute and relative performance came from the Consumer Staples, Industrials, and Materials Sectors.  Our average Consumer Staples security was up 45.6%, with Altria Group Inc. leading the pack at +50.1% for the year, followed by Philip Morris International Inc. up a strong 29.5%.  The tobacco securities performed well in part due to the significant U.S. Supreme Court win denying industry and government appeals in the Department of Justice case against them.  In addition, both companies implemented favorable price hikes in the year.  The Industrials also provided strong returns with our average holding returning 29.5%, led by Eaton Corp. returning 51.4% and Emerson Electric Co. returning 49.7%.  Our Materials sector holding of BHP Billiton Ltd. ADS aided fund performance with the security appreciating 28.9%.

We are pleased with the positioning of the Fund.  First, by combining the robust Energy weighting at almost 30% with our Industrial and Material combined weighting of 21%, we believe we will enhance returns going forward as the global economy continues to improve.  Additionally, we believe the Fund’s Financial sector weighting at 23% continues to represent excellent value in this market and current quantitative easing environment.  Finally, our Healthcare sector weighting at 9%, while a bit more defensive, should perform well and represents good value.  We continue to execute our time-tested philosophy of buying undervalued companies with real earnings and cash flow and expect them to outperform in the current environment.

Dreman High Opportunity Fund Class A & C (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Dreman High Opportunity Fund Institutional Class (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P 500® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Dreman High Opportunity Fund Institutional Class and the S&P 500 ® Index

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Dreman High Opportunity Institutional Class $11,276
S&P 500 Index® $12,929
Inception Date 11/4/03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10

The chart above assumes an initial investment of $10,000 made on November 4, 2003 (commencement of Fund operations) and held through October 31, 2010.  The S&P 500® Index is a widely recognized unmanaged index of equity securities.  Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman High Opportunity Institutional Class,  and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Contrarian Mid Cap Value Fund

The Dreman Contrarian Mid Cap Value Fund – Class I Shares (the “Fund”) gained 21.39% for the one year period ended October 31, 2010, versus a gain of 27.64% for the S&P MidCap 400® Index and a gain of 25.77% for S&P MidCap 400® Value Index. The Fund intends to make the S&P MidCap 400® Value Index its primary benchmark going forward as we feel it provides a better style comparison to the Fund and its investment strategy. Despite a strong absolute gain for the year, both stock selection and sector allocation detracted from the relative performance of the Fund.

From an absolute standpoint, the Materials and Energy space were the Fund’s best performing sectors with a +53% and +26% respective return for the year.  We highlighted in our last annual letter the attractive investment opportunities within the commodities spaces given low valuations and our view for higher commodity prices over time.  This came to fruition in 2010 as the FED’s second round of quantitative easing drove several commodity prices to annual highs and/or record levels.  Silver Wheaton, a silver mining company, was up over 130%. Agrium, a fertilizer company, was up +65%.  Cimarex and Newfield Exploration, both oil and gas exploration and production companies, climbed +96% and +45%, respectively.  We remain overweight in the energy sector and continue to find attractive opportunities in the exploration and production space.

Our overweighting coupled with stock selection fueled our performance in the Healthcare sector. Cooper, a contact lens manufacturer, increased +78% and Biogen, a pharmaceuticals company, jumped +48%.  Despite our robust stock selection within Healthcare, this space also produced one of our worst performing stocks.  Zimmer Holdings fell nearly 10%.  The manufacturer of orthopedic prosthetic products was impacted by a postponement of knee and hip replacement surgeries.  We continue to hold the name given a cheap valuation and our belief that the slowdown in procedures is a temporal issue and not a structural one.

Technology and Consumer Staples were the sectors that detracted the most from the portfolio on a relative basis.  While Technology posted a strong absolute gain, +20%, it failed to keep up with the benchmark’s return of +30%.  This was mainly due to our lack of exposure to industries that posted north of 40% gains.  Several of the semiconductor and semi equipment manufacturers were up on average 50 to 70% and benefitted from an inventory rebuild in the first half of 2010 following stronger than expected end demand in the back half of 2009.   The one semiconductor name we owned, Xilinx, was up +35% during the first half of the year.  We sold this name as the valuation appeared expensive and given the opportunity to purchase some energy equipment related names at more attractive valuation levels following the BP oil spill.

The poor relative performance in the Consumer Staples sector was mainly attributed to two names, Dean Foods and Supervalue.  Both have been impacted by industry dynamics that continue to weigh on sales while simultaneously carrying heavy debt burdens from the most recent credit bubble.  Supervalue fell 30% and Dean Foods was down 28% during the year.  While we realize the issues plaguing both stocks, we believe the recent price movement is a classic overreaction and have added to both names at these depressed levels.

As we wind down the fourth quarter of 2010, with the Fund’s attractive absolute and relative valuations, we strongly believe that the Dreman Contrarian Mid Cap Value Fund is a prudent choice for your U.S. value equity allocation.

Dreman Contrarian Mid Cap Value Fund Class A & C (Unaudited)

Total Returns (for fiscal period ended October 31, 2010)
	Since Inception (November 20, 2009)
Dreman Contrarian Mid Cap Value Fund - Class A *	15.45%
S&P Mid-Cap 400® Index **	23.21%
S&P Mid-Cap 400® Value Index ***	19.72%

Total annual operating expenses as disclosed in the Fund's March 1, 2010 prospectus, were 8.25% of average daily net assets (1.27% after fee waivers/ expenses reimbursements by the Advisor). The Advisor has contractually agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2011.

	Total Returns (for fiscal period ended October 31, 2010)
	Since Inception (November 20, 2009)
Dreman Contrarian Mid Cap Value Fund - Class C*	14.60%
S&P Mid-Cap 400® Index **	23.21%
S&P Mid-Cap 400® Value Index ***	19.72%

Total annual operating expenses as disclosed in the Fund's March 1, 2010 prospectus, were 9.00% of average daily net assets (2.02% after fee waivers/ expenses reimbursements by the Advisor). The Advisor has contractually agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2011.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P Mid-Cap 400® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.
***The S&P Mid-Cap 400® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Dreman Contrarian Mid Cap Value Fund Institutional Class (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The S&P Mid-Cap 400® Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.
***The Fund has elected to change its primary benchmark to the S&P Mid-Cap 400® Value Index going forward. The Fund believes the S&P Mid-Cap 400® Value Index provides a better style comparison to the Fund and its investment strategy. The S&P Mid-Cap 400® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on December 31, 2003 (commencement of Fund operations) and held through October 31, 2010. The S&P Mid-Cap 400® Index is a widely recognized unmanaged index of equity securities.  Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Mid Cap Value Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Contrarian Small Cap Value Fund

The Dreman Contrarian Small Cap Value Fund – Retail Class (the “Fund”)  returned 18.61% versus the Russell 2000® Value Index return of 24.43% for the one year period ended October, 31, 2010.   The market carried its 2009 momentum into 2010 with another year of impressive absolute performance.  Although the Fund’s absolute performance was strong, it failed to keep pace with its benchmark as the performance of the smallest companies and companies with lofty multiples detracted from our relative performance.

The momentum in the market allowed for profit taking across the portfolio.  Throughout the year, we harvested gains in several stocks including HealthSpring, Lexmark International, and Allied World Assurance.  HealthSpring was up 103% as its business grew exponentially on the heels of the new government health care bill.   Lexmark was up 49% on several quarters of better than expected earnings.    Allied World Assurance, a property and casualty insurer, was up 30% as a mild hurricane season combined with a depressed valuation drove strong gains.   Although these strong performers helped with the absolute performance of the Fund, we took advantage of some stock specific volatility to build a strong portfolio that we believe offers potential upside in the coming quarters.   Amedisys, a home hospice provider, was down 36% for the year.  The stock started to weaken back in April of this year, declining from its highs in the 60s to the mid 40s, following a negative Wall Street Journal article highlighting reimbursement practices of the home health care providers. Shares of Amedisys plunged to the low to mid $20s subsequent to the announcement that the SEC had commenced an investigation into the company’s Medicare reimbursement process.  Exacerbating the stock price reaction to this announcement was the release of much weaker than expected second quarter results and a slew of analyst downgrades.  Amedisys was a stock that we had trimmed twice earlier in the year around $60.  We were reluctant to add as the stock fell from these levels, but increased our position aggressively here in the mid to low $20s.  We view this sell off as a classic over reaction and believe the shares are very attractive at 8x next twelve months earnings.  Net 1 U.E.P.S technologies, a technology company specializing in payment cards, was down 29% for the year.  The stock has come under pressure as they continue negotiations with one of their largest customers, the African government.  These talks have taken longer than expected and have not produced any meaningful progress other than short term renewals.  We have resisted adding to the company but continue to hold it due to its attractive valuation of 7.6x next twelve month earnings.

The Financial Sector failed to keep up with the index during the year justifying the portfolios underweight position. Our continued underweight is mainly due to our concern of challenging fundamentals in the commercial banking industry.  Despite this cautious stance our investment in Bancorp South hurt performance.  The stock was down 38% following a sharp earnings miss due to a rise in non-performing loans within several of its key markets in the Mississippi and surrounding Gulf Coast area.  While we were disappointed with the results, we continue to hold the name as valuation on a price to book basis remains compelling and given that a majority of the loans are backed by attractive farm assets which should benefit from the continued rise in commodity prices.   The combination of valuation and the potential for up to 50% to 70% of equity dilution to payback TARP for a majority of the banks keeps us underweight this industry.  Another strong industry in the Financial Sector was REITS.  One of the portfolios best performing stocks, CBL & Associates, a mall REIT, was up over 100% for the year as the company reported stronger than expected earnings.

DVM remains committed to its value philosophy and process that has proven successful over the years. As we start the fourth quarter of 2010, with the Portfolio’s attractive absolute and relative valuations, we strongly believe that the Dreman Contrarian Small Cap Value Fund is a prudent choice for your U.S. value equity allocation.

Dreman Contrarian Small Cap Value Fund Class A (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Class A shares are charged a redemption fee of 1.00% on shares held less than one year.
** The Russell 2000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Dreman Contrarian Small Cap Value Fund Institutional Class (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Institutional Class shares are charged a redemption fee of 1.00% on shares held less than one year.
** The Russell 2000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $100,000 Investment in the Dreman Contrarian Small Cap Value Fund - Institutional Class and the Russell 2000® Value Index
Dreman Contrarian Small Cap Value Fund - Institutional Class $102,821
Russell 2000® Value Index $88,567
Inception Date 8/22/07
$105,000
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10

The charts above assume an initial investment of $100,000 made on August 22, 2007 (commencement of Institutional Class operations) and held through October 31,2010.  The Russell 2000® Value Index is a widely recognized unmanaged index of equity securities.  Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Small Cap Value Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Contrarian Small Cap Value Fund Retail Class (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Retail Class shares are charged a redemption fee of 1.00% on shares held less than one year.
** The Russell 2000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Dreman Contrarian Small Cap Value Fund - Retail Class and the Russell 2000® Value Index
$ 19,000
$ 18,000
$ 17,000
$ 16,000
$ 15,000
$ 14,000
$ 13,000
$ 12,000
$ 11,000
$ 10,000
$ 9,000
$ 8,000
Inception Date 12/31/03
Dreman Contrarian Small Cap Value Fund - Retail Class $19,162
Russell 2000® Value Index $13,700
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10

The charts above assume an initial investment of $10,000 made on December 31, 2003 (commencement of Retail Class operations) and held through October 31, 2010.  The Russell 2000® Value Index is a widely recognized unmanaged index of equity securities.  Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian Small Cap Value Fund Retail Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Dreman Market Over-Reaction Fund

The Dreman Market Over-Reaction Fund – Class I shares (the “Fund”) returned 15.25% for the fiscal year ended October 31, 2010, as compared to the Russell 1000® Value Index return of 15.71%.  Since inception, the Fund is down 1.31% versus the index, which was down 6.24%.

For the fiscal year, performance was generally in-line with the benchmark return.  Strong performance in the Financial, Health Care, and Materials sectors was slightly offset by underperformance in the Consumer Discretionary, Industrial, and the Information Technology sectors.  Our Telecommunication and Utility sector holdings also provided positive returns, in part aided by their higher dividend yields.

While the Fund was underweighted in financial securities, our strong stock picks provided positive alpha in financials.  Our average holding was up 8.9% while the benchmark’s financial securities were only up 5.9%.  In Health Care, our overweight position in the sector at 14% versus 10% for the benchmark coupled with strong stock selection aided returns.  Our average holding appreciated 22.9% versus 14.6% for the benchmark.  Our strongest performers included UnitedHealth Group Inc., (+40.1%), Cigna Corp. (+26.4%), and Merck & Co Inc. (+22.4%).  While the Materials sector was slightly underweighted, our average return was +33.5% versus +31.2% for the benchmark, enhancing the fiscal year absolute and relative return.  Securities such as Yara International ASA and Freeport-McMoRan Copper and Gold provided a strong 74.4% and 40.3% respective return for our holding period.   Despite our belief that these are fundamentally strong companies, we were able to purchase many of these securities at what seemed to us to be bargain basement prices.

Consumer Discretionary was the largest underperformer absolutely and relatively for the one year period.  Our average holding increased 15.7% versus 37.0% for the benchmark.  The largest underperformers were Volkswagen AG ADS and Apollo Group Inc., -33.8% and -19.5% respectively for our holding period.  While positive relative performance from other securities such as Best Buy Co. Inc. and AutoZone Inc. did boost returns, the sector underperformed nonetheless.  In our Industrial sector, despite strong returns from Northrop Grumman Corp. (+30.1%), Mitsubishi Corp. ADS (+24.3%) and Keppel Corp. Ltd ADS (+22.9%), the sector underperformed the benchmark with an average return of +16.1% versus +26.1%.  Finally, in the Information Technology sector, our strong performance of Research in Motion Ltd (+28.2%) and Nokia Corp. (+ 23.0%) was offset by our holdings of Western Digital Corp., Hewlett-Packard Co., and Computer Sciences Corp., declining a respective -23.9%, -11.3% and -10.3% for the holding period.

We continue to invest globally in fundamentally sound companies that trade at attractive valuation levels, maintaining approximately 100 securities to keep the fund diversified.  Our investments are in securities  that typically have higher than benchmark average dividend yields, lower price to earnings metrics and offer what we believe to be superior upside potential.  The low P/E style we have followed has outperformed the markets for every decade since 1930 according to academic studies.  We believe these types of securities should continue to outperform the market over time.

Dreman Market Over-Reaction Fund Class A & C (Unaudited)

Total Returns (for the period ended October 31, 2010)
	Since Inception (November 20, 2009)
Dreman Market Over-Reaction Fund Class A*	9.43%
Russell 1000® Value Index**	9.68%

Total annual operating expenses as disclosed in the Fund's March 1, 2010 prospectus, were 4.39% of average daily net assets (1.11% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2011.

	Total Returns (for the period ended October 31, 2010)
	Since Inception (November 20, 2009)
Dreman Market Over-Reaction Fund Class C*	8.63%
Russell 1000® Value Index**	9.68%

Total annual operating expenses as disclosed in the Fund's March 1, 2010 prospectus, were 5.14% of average daily net assets (1.86% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through February 28, 2011.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Russell 1000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Dreman Market Over-Reaction Fund Institutional Class (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Russell 1000® Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

Comparison of the Growth of a $10,000 Investment in the Dreman Market Over-Reaction Fund Institutional Class and the Russell 1000® Value Index
$ 15,000
$ 14,000
$ 13,000
$ 12,000
$ 11,000
$ 10,000
$ 9,000
$ 8,000
$ 7,000
$ 6,000
$ 5,000
Inception Date 4/3/07
Dreman Market Over-Reaction Institutional Class Fund - $9,537
Russell 1000® Value Index - $7,938
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10

The chart above assumes an initial investment of $10,000 made on April 3, 2007 (commencement of Fund operations) and held through October 31, 2010. The Russell 1000® Value Index is a widely recognized unmanaged index of equity securities.  Individuals cannot invest directly in the index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Market Over-Reaction Fund Institutional Class, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing

Dreman Contrarian International Value Fund

The Dreman Contrarian International Value Fund (the “Fund”) returned 9.73% for the fiscal year ended October 31, 2010, as compared to the MSCI All Country World ex-U.S.A. Value Index return of 9.82% for the same period. The Russell Global ex-US Value Index was up 10.13% for the same period (we believe the Russell Global ex-US Value Index provides a more accurate style comparison and it will be used as the Fund’s benchmark going forward). The international markets were strong in the third quarter as the second quarter fears seemed to evaporate as the BP oil spill was capped, the fear of a U.S. double dip was supplanted by the realization that Bernanke would stand behind a quantitative easing II program, and the fact that the fear that China was on the verge of a hard landing was put to rest by robust manufacturing results.  To top it all off, the National Bureau of Economic Research finally announced that the great U.S. recession ended in June 2009.

Stock selection in the Materials and Industrial sectors was strong for the twelve month period ended October 31, 2010, driving the robust absolute performance.  Notable performers in the Materials sector were Silver Wheaton (+130.4%), Agrium (+88.9%), and Barrick Gold (+35.4%). Gold and silver have exploded as gold surged past $1350 an ounce during the third quarter, up 55% since April 2009, and silver surged to a 30 year nominal high, gaining 31% in the final ten weeks of the third quarter. From the Industrial sector, Seaspan Corp took the prize as it was up 63.4% along with other strong performers such as Chicago Bridge & Iron (+34.0%) and Siemens AG (+29.4%).

We are pleased with the positioning of the Fund.  First, combining the robust Energy (21.1%), Materials (12.4%), and Industrial weightings (8.7%) plays into our secular commodity trend theme.  Second, the Fund’s Financial sector weighting (23.3%) represents what we believe to be excellent value in this “bear” ravaged sector. Third, the Healthcare weighting, represents in our opinion good value and is also fairly defensive. Finally, other holdings not already mentioned, such as in the Consumer Discretionary/Staples, Utilities and Telecommunications sectors also represent high quality and we believe are handsomely undervalued.

Today, in our opinion, large cap blue chip international equities are cheap and have begun to respond to the prospects of additional government stimulus. We believe that the key advantage to investing internationally over the next decade will revolve around participating in the longer term growth of the developing countries due to the following factors: (1) above average economic growth, (2) high foreign reserves, (3) low debt to GDP ratios, (4) low dependency ratios, (5) high savings rates, and (6) stronger domestic currencies.

Dreman Contrarian International Value Fund (Unaudited)

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses.  Current performance of the Fund may be lower or higher than the performance quoted.   For more information on the Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.

You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The MSCI All Country World Index ex U.S.A. is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.
*** The Fund has elected to change its primary benchmark going forward to the Russell Global ex US Value Index. The Fund believes the Russell Global ex US Value Index provides a better style comparison to the Fund and its investment strategy. The Russell Global ex US Value Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on October 15, 2008 (commencement of Fund operations) and held through October 31, 2010.  The MSCI All Country World Index ex U.S.A. and the Russell Global ex US Value Index are widely recognized unmanaged indices of equity securities.  Individuals cannot invest directly in the indices; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.  The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the index plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.  Investment returns and principal values will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted.

For more information on the Dreman Contrarian International Value Fund, and to obtain performance data current to the most recent month end, or to request a prospectus, please call 1-800-247-1014.  You should carefully consider the investment objectives, potential risk, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing.

Management’s Outlook

There is now considerable debate about the effectiveness of another round of quantitative easing. Some believe it would be the proverbial pushing on a string as a credit bubble is not solved with more credit. Others believe, along with Bernanke, that artificially forcing rates lower would hopefully jump-start more credit movement or at the very least increase future inflationary expectations that would induce more borrowing. The massive debate about inflation versus deflation wears on.  Although we do not waste a lot of time debating this issue, our vote continues to be that inflation will eventually win the argument as we do not believe that we are turning Japanese.  We believe that any deflation would sow the seeds of destruction as QE II would be enacted just as the first round of quantitative easing stopped CPI deflation. Over time, whether it’s due to the FED being late to extract liquidity or a falling dollar, and/or just plain commodity price inflation from the emerging markets, we believe it’s inevitable that higher inflation is ahead.

In our opinion, additional volatility going forward should be beneficial to our contrarian stock selection strategy.  While this trading range market may frustrate the indexers, the momentum players, and the “new normal” investors that are too defensive, we believe it plays right into our hand at Dreman as our stock selection strategy should benefit from the increased “new abnormal” volatility.

A market filled with volatility and 100 reasons of why it should not go up, historically has been an excellent stock picker’s market. It seems that there has never been as much uncertainty and confusion concerning the macro picture. Despite the general economic uncertainty, we continue to execute our time-tested philosophy of buying undervalued companies with real earnings and cash flow with an appropriate margin of safety.

We thank you for your support.

David N. Dreman                                                                                                E. Clifton Hoover, CFA
Chairman                                                                                                             Chief Investment Officer

Mark J. Roach
Managing Director& Portfolio Manager

FUND HOLDINGS – (Unaudited)

  1As a percent of net assets.
  2Companies consisting of market capitalizations similar to those included in the S&P 500® Index.

Under normal circumstances, the Dreman High Opportunity Fund (“High Opportunity Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index.  At October 31, 2010, the market capitalization of companies included in the S&P 500 ® Index ranged from $1 billion to $324 billion.

1As a percent of net assets.
  2Companies consisting of market capitalizations ranging from $2 billion to $15 billion.
    3Companies consisting of market capitalizations not ranging from $2 billion to $15 billion

Under normal circumstances, the Dreman Contrarian Mid Cap Value Fund (“Mid Cap Fund”) will invest at least 80% of its net assets in equity securities of medium capitalization companies which the Advisor defines as companies with market capitalizations ranging from $2 billion to $15 billion.

     1As a percent of net assets.
  2Companies consisting of market capitalizations similar to those included in the Russell 2000®  Value Index

Under normal circumstances, the Dreman Contrarian Small Cap Value Fund (“Small Cap Fund”) will invest at least 80% of its net assets in equity securities of small capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the Russell 2000® Value Index

  1As a percent of net assets
  2Companies consisting of market capitalizations similar to those listed in the S&P 500® Index.

Under normal circumstances, the Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”) will invest at least 80% of its net assets in equity securities of large capitalization companies which the Advisor defines as companies that are similar in market capitalization to those listed on the S&P 500® Index.  At October 31, 2010, the market capitalization of companies included in the S&P 500® Index ranged from $1 billion to $324 billion.

Dreman Contrarian International Value Fund Portfolio Analysis as of October 31, 2010[1]
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
United Kingdom
Canada
Germany
Netherlands
South Korea
United States
Spain
France
Brazil
Finland
Japan
Italy
Norway
Ireland
Belgium
Russia
Marshall Islands
Australia
Switzerland
Cayman Islands
Bermuda
Liabilities in excess of other assets

1 As a percent of net assets.

Under normal circumstances, the Dreman Contrarian International Value Fund (the “International Fund”) will invest at least 80% of its assets in the equity securities of issuers that are located outside of the U.S., or which derive a significant portion of their business or profits from outside the U.S.

Availability of Portfolio Schedules – (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s web site at www.sec.gov.  Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT YOUR FUNDS’ EXPENSES – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Examples for the Funds are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 to October 31, 2010.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dreman High Opportunity Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid during the period May 1, 2010 - October 31, 2010

Actual - Class A (a)	$1,000.00	$956.98	$2.32

Hypothetical - Class A (a)
(Assumes a 5% return)	$1,000.00	$1,022.84	$2.39

Actual - Class C (b)	$1,000.00	$951.68	$7.28

Hypothetical - Class C (b)
(Assumes a 5% return)	$1,000.00	$1,017.74	$7.53

Actual - Institutional Class (c )	$1,000.00	$955.07	$3.45

Hypothetical - Institutional Class ( c )
(Assumes a 5% return)	$1,000.00	$1,021.68	$3.57
 (a) Expenses are equal to the Class A annualized expense ratio of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b) Expenses are equal to the Class C annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(c) Expenses are equal to the Institutional Class’s annualized expense ratio of 0.70% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Mid Cap Value Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid during the period May 1, 2010 - October 31, 2010

Actual - Class A (a)	$1,000.00	$1,019.36	$6.03

Hypothetical - Class A (a)
(Assumes a 5% return)	$1,000.00	$1,019.23	$6.03

Actual - Class C (b)	$1,000.00	$1,015.53	$9.27

Hypothetical - Class C (b)
(Assumes a 5% return)	$1,000.00	$1,016.00	$9.28

Actual - Institutional Class (c)	$1,000.00	$1,019.32	$5.09

Hypothetical - Institutional Class (c)
(Assumes a 5% return)	$1,000.00	$1,020.16	$5.09

(a) Expenses are equal to the Class A annualized expense ratio of 1.18%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b) Expenses are equal to the Class C annualized expense ratio of 1.83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(c) Expenses are equal to the Institutional Class’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Small Cap Value Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid during the period May 1, 2010 - October 31, 2010

Actual - Class A (a)	$1,000.00	$982.81	$6.33

Hypothetical - Class A (a)
(Assumes a 5% return)	$1,000.00	$1,018.82	$6.44

Actual - Retail Class (b)	$1,000.00	$983.39	$6.25

Hypothetical - Retail Class (b)
(Assumes a 5% return)	$1,000.00	$1,018.90	$6.36

Actual - Institutional Class (c)	$1,000.00	$985.01	$5.00

Hypothetical - Institutional Class (c)
(Assumes a 5% return)	$1,000.00	$1,020.17	$5.09

(a) Expenses are equal to the Class A annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b) Expenses are equal to the Retail Class’s annualized expense ratio of 1.25% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(c) Expenses are equal to the Institutional Class’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Market Over-Reaction Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid during the period May 1, 2010 - October 31, 2010

Actual - Class A (a)	$1,000.00	$1,057.71	$2.89

Hypothetical - Class A (a)
(Assumes a 5% return)	$1,000.00	$1,022.40	$2.84

Actual - Class C (b)	$1,000.00	$1,051.89	$7.52

Hypothetical - Class C (b)
(Assumes a 5% return)	$1,000.00	$1,017.88	$7.39

Actual - Institutional Class (c)	$1,000.00	$1,055.16	$4.40

Hypothetical - Institutional Class (c)
(Assumes a 5% return)	$1,000.00	$1,020.92	$4.33
 (a) Expenses are equal to the Class A annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(b) Expenses are equal to the Class C annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).
(c) Expenses are equal to the Institutional Class’s annualized expense ratio of 0.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman International Value Fund	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid during the period May 1, 2010 - October 31, 2010

Actual - Retail Class (a)	$1,000.00	$1,031.55	$8.45

Hypothetical - Retail Class (a)
(Assumes a 5% return)	$1,000.00	$1,017.27	$8.39

 (a) Expenses are equal to the International Value Fund’s annualized expense ratio of 1.65% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Dreman Contrarian Funds
Dreman High Opportunity Fund
Schedule of Investments
October 31, 2010

Common Stocks - 99.38%	Shares	Value

Banks - 17.82%
Bank of America Corp.	239,197	$2,736,414
Fifth Third Bancorp	124,020	1,557,691
JPMorgan Chase & Co.	91,265	3,434,302
KeyCorp	136,890	1,121,129
PNC Financial Services Group, Inc.	49,754	2,681,741
U.S. Bancorp	44,715	1,081,209
Wells Fargo & Co.	135,266	3,527,737
		16,140,223

Consumer Goods - 7.96%
Altria Group, Inc.	224,650	5,710,603
Philip Morris International, Inc.	25,617	1,498,595
		7,209,198

Electronics - 4.68%
Emerson Electric Co.	26,920	1,477,908
General Electric Co.	172,570	2,764,571
		4,242,479

Financial Services - 2.66%
American Express Co.	58,080	2,407,997

Healthcare - 4.25%
Aetna, Inc.	54,720	1,633,939
UnitedHealth Group, Inc.	61,455	2,215,453
		3,849,392

Industrials - 9.20%
3M Co.	13,886	1,169,479
Eaton Corp.	37,430	3,324,907
Northrop Grumman Corp.	21,215	1,341,000
United Technologies Corp.	33,355	2,493,953
		8,329,339

Insurance - 1.80%
Hartford Financial Services Group, Inc.	68,040	1,631,599

Leisure - 3.24%
Carnival Corp.	44,375	1,915,669
Walt Disney Co./The	28,160	1,016,858
		2,932,527

Mining - 5.20%
BHP Billiton Ltd. (a)	57,065	4,712,998

Oil & Natural Gas - 29.33%
Anadarko Petroleum Corp.	77,855	4,793,532
Apache Corp.	41,190	4,161,014
BP plc (a)	37,975	1,550,519
Chesapeake Energy Corp.	190,005	4,123,109
ConocoPhillips	70,085	4,163,049
Devon Energy Corp.	63,320	4,117,066
EnCana Corp.	37,050	1,045,551
Occidental Petroleum Corp.	23,475	1,845,839
Valero Energy Corp.	42,590	764,491
		26,564,170

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman High Opportunity Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 99.38% - continued	Shares	Value

Pharmaceuticals - 5.05%
AstraZeneca PLC (a)	26,525	$1,338,451
Eli Lilly & Co.	17,930	631,136
Pfizer, Inc.	149,827	2,606,990
		4,576,577

Retail - 5.99%
Lowe's Companies, Inc.	112,725	2,404,424
Staples, Inc.	147,770	3,024,852
		5,429,276

Transportation - 2.20%
FedEx Corp.	22,734	1,994,226

TOTAL COMMON STOCKS (Cost $83,798,324)		90,020,001

Exchange-Traded Funds - 0.25%

Financial Select Sector SPDR Fund	15,245	221,952

TOTAL EXCHANGE-TRADED FUNDS (Cost $182,796)		221,952

Money Market Securities - 0.99%

Huntington Money Market Fund - Trust Shares, 0.01% (b) (c)	896,660	$896,660

TOTAL MONEY MARKET SECURITIES (Cost $896,660)		896,660

TOTAL INVESTMENTS (Cost $84,877,780) - 100.62%		$91,138,613

Liabilities in excess of other assets - (0.62)%		(557,147)

TOTAL NET ASSETS - 100.00%		$90,581,466

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2010.
(c) Investment in an affiliated fund.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments
October 31, 2010

Common Stocks - 92.91%	Shares	Value

Agriculture - 1.70%
Agrium, Inc.	170	$15,047

Banks - 5.48%
Comerica, Inc.	355	12,702
Fifth Third Bancorp	920	11,555
Hudson City Bancorp, Inc.	1,045	12,174
SunTrust Banks, Inc.	485	12,135
		48,566

Consumer Goods - 10.21%
Dean Foods Co. (a)	990	10,296
Fortune Brands, Inc.	295	15,945
Lorillard, Inc.	170	14,508
Mattel, Inc.	590	13,765
Molson Coors Brewing Co. - Class B	280	13,224
VF Corp.	155	12,902
Whirlpool Corp.	130	9,858
		90,498

Electric Power - 4.93%
Ameren Corp.	525	15,214
American Electric Power Company, Inc.	405	15,163
PPL Corp.	495	13,316
		43,693

Electronics - 2.91%
General Cable Corp. (a)	510	14,249
L-3 Communications Holdings, Inc.	160	11,550
		25,799

Engines & Turbines- 0.75%
Babcock & Wilcox Co. (a)	290	6,618

Financial Services - 6.42%
Ameriprise Financial, Inc.	295	15,249
Discover Financial Services	770	13,591
Federated Investors, Inc. - Class B	585	14,572
Western Union Co.	770	13,552
		56,964

Gold & Silver Ores - 3.32%
Silver Wheaton Corp. (a)	530	15,238
Yamana Gold, Inc.	1,295	14,232
		29,470

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 92.91% - continued	Shares	Value

Healthcare - 7.82%
Biogen Idec, Inc. (a)	260	$16,305
Cardinal Health, Inc.	410	14,223
Kinetic Concepts, Inc. (a)	345	13,120
Omnicare, Inc.	605	14,593
Zimmer Holdings, Inc. (a)	235	11,148
		69,389

Industrials - 4.53%
Energizer Holdings, Inc. (a)	185	13,834
Hubbell, Inc. - Class B	265	14,315
Northrop Grumman Corp.	190	12,010
		40,159

Information Technology - 5.10%
Anixter International, Inc.	275	14,765
Arrow Electronics, Inc. (a)	495	14,657
Symantec Corp. (a)	975	15,776
		45,198

Insurance - 6.23%
Allstate Corp. / The	425	12,958
Axis Capital Holdings, Ltd.	445	15,134
Hartford Financial Services Group, Inc. / The	620	14,868
HCC Insurance Holdings, Inc.	465	12,313
		55,273

Materials - 1.53%
Owens-Illinois, Inc. (a)	485	13,595

Mining - 3.03%
Arch Coal, Inc.	530	13,033
Joy Global, Inc.	195	13,835
		26,868

Oil & Natural Gas - 10.48%
Chesapeake Energy Corp.	570	12,369
Cimarex Energy Co.	165	12,664
Ensco PLC (b)	300	13,902
McDermott International, Inc. (a)	580	8,949
Newfield Exploration Co. (a)	260	15,501
Nexen, Inc.	615	13,093
Transocean Ltd. (a)	260	16,474
		92,952

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 92.91% - continued	Shares	Value

Pharmaceuticals - 1.90%
Forest Laboratories, Inc. (a)	510	$16,856

Retail - 4.24%
Best Buy Co., Inc.	365	15,688
Big Lots, Inc. (a)	370	11,607
SUPERVALU, Inc.	955	10,304
		37,599

Services - 6.28%
Fiserv, Inc. (a)	270	14,720
Pitney Bowes, Inc.	600	13,164
Synopsys, Inc. (a)	570	14,581
URS Corp (a)	340	13,236
		55,701

Steel - 1.25%
Nucor Corp.	290	11,084

Telecommunications - 1.59%
Windstream Corp.	1,115	14,116

Transportation - 3.21%
Norfolk Southern Corp.	230	14,143
Tidewater, Inc.	310	14,300
		28,443

TOTAL COMMON STOCKS (Cost $779,322)		823,888

Real Estate Investment Trusts - 5.97%

Duke Realty Corp.	1,130	14,091
Hospitality Properties Trust	595	13,572
Mack-Cali Realty Corp.	380	12,760
Senior Housing Properties Trust	525	12,542

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $44,373)		52,965

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Mid Cap Value Fund
Schedule of Investments - continued
October 31, 2010

Escrow Rights - 0.00%	Shares	Value

Southern Energy Escrow Rights (a) (c)	15,000	$-

TOTAL ESCROW RIGHTS (Cost $0)		-

Money Market Securities - 2.13%

Huntington Money Market Fund - Trust Shares, 0.01% (d) (e)	18,879	18,879

TOTAL MONEY MARKET SECURITIES (Cost $18,879)		18,879

TOTAL INVESTMENTS (Cost $842,574) - 101.01%		$895,732

Liabilities in excess of other assets - (1.01)%		(8,938)

TOTAL NET ASSETS - 100.00%		$886,794

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Escrow rights issued in conjunction with bond reorganization. There is no market for the rights, therefore these are considered to be illiquid and are valued according to fair value procedures approved by the Trust.
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2010.
(e) Investment in an affiliated fund.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments
October 31, 2010

Common Stocks - 91.27%	Shares	Value

Banks - 4.16%
BancorpSouth, Inc.	60,525	$798,325
Bank of Hawaii Corp.	24,775	1,070,032
FirstMerit Corp.	66,699	1,145,889
Fulton Financial Corp.	129,525	1,209,764
Washington Federal, Inc.	66,000	991,980
		5,215,990

Chemicals - 2.11%
OM Group, Inc. (a)	41,500	1,380,705
RPM International, Inc.	60,775	1,258,650
		2,639,355

Consumer Goods - 13.28%
Central European Distribution Corp. (CEDC) (a)	47,327	1,181,755
Corn Products International, Inc.	31,000	1,319,050
Del Monte Foods Co.	75,525	1,083,029
Hanesbrands, Inc. (a)	43,375	1,075,700
Helen of Troy, Ltd. (a)	48,100	1,233,765
JAKKS Pacific, Inc. (a)	63,590	1,198,672
Jarden Corp.	43,290	1,387,877
Jones Apparel Group, Inc.	70,400	1,017,984
Nash Finch Co.	31,275	1,310,423
NutriSystem, Inc.	49,146	939,672
Scotts Miracle-Gro Co. - Class A	23,050	1,230,870
Universal Corp.	27,908	1,156,508
Vector Group, Ltd.	67,532	1,262,848
Wolverine World Wide, Inc.	43,125	1,255,800
		16,653,953

Electric Power - 4.10%
ALLETE, Inc.	36,475	1,326,961
IDACORP, Inc.	32,375	1,191,400
NV Energy, Inc.	97,800	1,335,948
TECO Energy, Inc.	72,950	1,283,191
		5,137,500

Electronics - 1.05%
General Cable Corp. (a)	47,300	1,321,562

Engines & Turbines- 0.04%
Briggs & Stratton Corp.	3,075	54,120

Financial Services - 4.25%
Apollo Investment Corp.	115,950	1,274,290
Investment Technology Group, Inc. (a)	50,186	714,649
Net 1 UEPS Technologies, Inc. (a)	56,312	694,327
Raymond James Financial, Inc.	44,350	1,251,557
Waddell & Reed Financial, Inc. - Class A	47,875	1,391,726
		5,326,549

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 91.27% - continued	Shares	Value

Gold & Silver Ores - 3.41%
Gammon Gold, Inc. (a)	165,283	$1,128,883
New Gold, Inc. (a)	199,538	1,476,581
Pan American Silver Corp.	52,375	1,671,810
		4,277,274

Healthcare - 9.55%
Alere, Inc. (a)	39,903	1,179,134
Amedisys, Inc. (a)	45,225	1,151,428
AmSurg Corp. (a)	62,875	1,136,780
Charles Rivers Laboratories International, Inc.(a)	34,881	1,143,050
Healthspring, Inc. (a)	49,275	1,438,337
LifePoint Hospitals, Inc. (a)	36,545	1,239,606
MEDNAX, Inc. (a)	20,050	1,187,161
STERIS Corp.	37,325	1,277,262
Owens & Minor, Inc.	41,175	1,172,664
Teleflex, Inc.	18,900	1,053,675
		11,979,097

Industrials - 4.28%
Alliant Techsystems, Inc. (a)	17,600	1,341,824
EnerSys (a)	49,525	1,305,479
Esterline Technologies Corp. (a)	24,275	1,467,181
GrafTech International, Ltd. (a)	76,125	1,253,779
		5,368,263

Information Technology - 8.01%
Anixter International, Inc.	24,075	1,292,587
CACI International, Inc. - Class A (a)	27,250	1,365,770
DST Systems, Inc.	30,975	1,340,288
EarthLink, Inc.	146,475	1,316,810
Jabil Circuit, Inc.	77,500	1,188,850
Jack Henry & Associates, Inc.	46,300	1,257,508
Lexmark International, Inc. - Class A (a)	31,300	1,190,339
Synaptics, Inc. (a)	40,450	1,089,319
		10,041,471

Insurance - 7.02%
Allied World Assurance Company Holdings, Ltd.	24,536	1,403,705
Argo Group International Holdings, Ltd.	36,218	1,256,402
Aspen Insurance Holdings, Ltd.	41,050	1,164,588
Endurance Specialty Holdings, Ltd.	31,650	1,310,310
Hanover Insurance Group, Inc.	26,775	1,211,569
Platinum Underwriters Holdings, Ltd.	27,275	1,174,189
Protective Life Corp.	53,583	1,284,385
		8,805,148

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 91.27% - continued	Shares	Value

Leisure - 0.80%
International Speedway Corp. - Class A	43,875	$1,002,105

Manufacturing - 2.07%
Ameron International Corp.	19,245	1,323,286
Barnes Group, Inc.	69,750	1,268,752
		2,592,038

Mining - 1.22%
James River Coal Co. (a)	16,081	277,880
Thompson Creek Metals Co., Inc. (a)	103,575	1,246,007
		1,523,887

Oil & Natural Gas - 8.84%
Atwood Oceanics, Inc. (a)	44,750	1,454,822
Cal Dive International, Inc. (a)	218,150	1,103,839
Contango Oil & Gas Co. (a)	26,150	1,375,228
Forest Oil Corp. (a)	38,175	1,173,118
SM Energy Co.	19,292	804,091
Superior Energy Services, Inc. (a)	43,700	1,206,994
Tesoro Corp.	91,299	1,183,235
Vectren Corp.	47,050	1,288,229
W&T Offshore, Inc.	137,773	1,498,970
		11,088,526

Restaurants - 1.91%
Brinker International, Inc.	62,925	1,166,629
Sonic Corp. (a)	137,642	1,222,261
		2,388,890

Retail - 1.54%
Cash America International, Inc.	15,796	556,493
Regis Corp.	67,425	1,378,841
		1,935,334

Semiconductors - 1.00%
Microsemi Corp. (a)	62,450	1,249,000

Services - 6.18%
Aaron's, Inc.	30,250	570,515
EMCOR Group, Inc. (a)	47,225	1,220,766
GATX Corp.	43,100	1,364,546
Geo Group, Inc. / The (a)	54,244	1,391,359
Kelly Services, Inc. - Class A (a)	74,124	1,100,741
LIFE TIME FITNESS, Inc. (a)	19,709	712,086
Tutor Perini Corp. (a)	59,559	1,382,364
		7,742,377

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian Small Cap Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 91.27% - continued	Shares	Value

Telecommunications - 2.90%
Arris Group, Inc. (a)	105,222	$979,617
CommScope, Inc. (a)	42,000	1,329,720
Plantronics, Inc.	37,100	1,331,148
		3,640,485

Transportation - 3.55%
Brink's Co. / The	55,925	1,319,830
Diana Shipping, Inc. (a)	84,550	1,154,107
Frontline, Ltd.	30,972	890,445
Ryder System, Inc.	24,900	1,089,375
		4,453,757

TOTAL COMMON STOCKS (Cost $98,384,181)		114,436,681

Real Estate Investment Trusts - 5.34%

Alexandria Real Estate Equities, Inc.	4,523	332,350
Anworth Mortgage Asset Corp.	164,300	1,151,743
CBL & Associates Properties, Inc.	78,525	1,231,272
CommonWealth REIT	49,862	1,268,988
Hospitality Properties Trust	55,325	1,261,963
Medical Properties Trust, Inc.	112,461	1,258,439
Pennsylvania Real Estate Investment Trust	13,334	190,276

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,570,155)		6,695,031

Money Market Securities - 3.24%

Huntington Money Market Fund - Trust Shares, 0.01% (b) (c)	4,060,777	4,060,777

TOTAL MONEY MARKET SECURITIES (Cost $4,060,777)		4,060,777

TOTAL INVESTMENTS (Cost $108,015,113) - 99.85%		$125,192,489

Other assets less liabilities - 0.15%		179,101

TOTAL NET ASSETS - 100.00%		$125,371,590

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at October 31, 2010.
(c) Investment in an affiliated fund.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments
October 31, 2010

Common Stocks - 98.90%	Shares	Value

Agriculture - 2.10%
Archer-Daniels-Midland Co.	2,379	$79,268
Yara International ASA (a)	1,768	93,262
		172,530

Automobiles - 2.07%
HONDA MOTOR CO., LTD. (a)	2,246	80,923
Ford Motor Co. (b)	6,307	89,118
		170,041

Banks - 11.55%
Banco Bilbao Vizcaya Argentaria, S.A. (a)	5,896	77,532
Banco Santander SA (a)	6,003	76,898
BNP Paribas (a)	2,206	80,740
Capital One Financial Corp.	1,871	69,732
DBS Group Holdings, Ltd. (a)	1,797	77,361
Deutsche Bank AG	1,422	82,305
Intesa Sanpaolo S.p.A (a)	4,092	86,546
PNC Financial Services Group, Inc.	1,386	74,705
Shinhan Financial Group Co., Ltd. (a)	1,016	79,014
Societe Generale (a)	6,648	79,311
State Street Corp.	2,007	83,812
United Overseas Bank, Ltd. (a)	2,748	79,280
		947,236

Beverages - 0.99%
Fomento Economico Mexicano, S.A.B de C.V. (FEMSA) (a)	1,482	81,377

Cable - 1.09%
Viacom Inc. Class B	2,310	89,143

Electric Power - 2.99%
AES Corp. / The (b)	6,833	81,586
Centrais Eletricas Brasileiras SA. (Eletiaobras) (a)	6,036	84,323
RWE AG (a)	1,108	79,167
		245,076

Electronics - 2.02%
Corning, Inc.	4,528	82,772
LG Display Co., Ltd. (a)	4,818	82,918
		165,690

Financial Services - 2.71%
Credit Suisse Group AG (a)	1,633	67,770
Goldman Sachs Group, Inc. / The	517	83,211
Morgan Stanley	2,855	71,004
		221,985

Healthcare - 6.92%
Aetna, Inc.	2,647	79,039
Amgen, Inc. (b)	1,439	82,296
CIGNA Corp.	2,255	79,353
Humana, Inc. (b)	1,490	86,852
Medtronic Inc.	2,308	81,265
UnitedHealth Group, Inc.	2,245	80,932
WellPoint, Inc. (b)	1,429	77,652
		567,389

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 98.90% - continued	Shares	Value

Industrials - 4.91%
General Dynamics Corp.	1,275	$86,853
ITT Corp.	1,670	78,807
Lockheed Martin Corp.	1,076	76,708
Northrop Grumman Corp.	1,316	83,184
Raytheon Co.	1,667	76,815
		402,367

Information Technology - 5.22%
Hewlett-Packard Co.	1,887	79,367
Marvell Technology Group Ltd. (b)	4,478	86,470
Research in Motion Ltd. (b)	1,700	96,815
SanDisk Corp. (b)	2,060	77,415
Symantec Corp. (b)	5,445	88,100
		428,167

Insurance - 13.75%
ACE, Ltd.	1,378	81,881
Aegon N.V. (b) (c)	13,520	85,311
Aflac, Inc.	1,494	83,500
Allianz SE (a)	6,983	87,497
Allstate Corp. / The	2,587	78,878
Chubb Corp. / The	1,348	78,211
Fairfax Financial Holding Ltd	189	76,736
Hartford Financial Services Group, Inc. / The	3,382	81,100
Loews Corp.	2,063	81,447
MetLife, Inc.	1,836	74,046
Prudential Financial, Inc.	1,383	72,718
Swiss Reinsurance Co., Ltd. (a)	1,758	84,366
Travelers Companies, Inc. / The	1,492	82,358
Zurich Financial Services AG (a)	3,273	79,861
		1,127,910

Metal Mining - 3.01%
Companhia Siderurgica Nacional S.A. (CSN) (a)	4,658	78,627
Freeport-McMoRan Copper & Gold, Inc.	969	91,745
POSCO (a)	740	76,916
		247,288

Oil & Natural Gas - 19.03%
BP plc (a)	2,034	83,048
Chesapeake Energy Corp.	3,505	76,059
Chevron Corp.	976	80,627
ConocoPhillips	1,383	82,150
Devon Energy Corp.	1,198	77,894
Diamond Offshore Drilling, Inc.	1,259	83,295
El Paso Corp.	6,239	82,729
Encana Corp.	2,660	75,065
Eni S.p.A. (a)	1,796	80,694
Gazprom (a)	3,594	78,529
LUKOIL (a)	1,397	78,022
National Oilwell Varco, Inc.	1,877	100,908
Noble Corp.	2,328	80,386
Petroleo Brasileiro S.A. (a)	2,031	69,298
Royal Dutch Shell PLC (a)	1,360	88,305
Seadrill Ltd.	2,948	89,708

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 98.90% - continued	Shares	Value

Oil & Natural Gas - 19.03% - continued
Statoil ASA (a)	3,770	$82,299
Total SA (a)	1,518	82,701
Transocean, Ltd. (b)	1,401	88,767
		1,560,484

Pharmaceuticals - 6.98%
AstraZeneca PLC (a)	1,486	74,984
Eli Lilly and Co.	2,196	77,299
Forest Laboratories, Inc. (b)	2,575	85,104
Gilead Sciences, Inc. (b)	2,238	88,781
Merck & Co., Inc.	2,139	77,603
Pfizer, Inc.	4,625	80,475
Sanofi-Aventis (a)	2,521	88,512
		572,758

Retail - 3.14%
Best Buy Co., Inc.	2,215	95,201
CVS Caremark Corp.	2,654	79,939
Gap, Inc./The	4,313	81,990
		257,130

Telecommunications - 10.42%
BT Group plc (a)	3,567	88,034
CenturyLink, Inc.	2,102	86,981
France Telecom SA (a)	3,625	86,601
Koninklijke (Royal) KPN NV (a)	5,150	86,263
Nokia Corp. (a)	8,229	87,886
SK Telecom Co., Ltd. (a)	4,539	83,654
Telecom Italia S.p.A. (a)	5,418	82,679
Telefonica S.A. (a)	1,092	88,605
Telenor ASA (a)	1,650	79,530
Vodafone Group Plc (a)	3,064	84,291
		854,524

TOTAL COMMON STOCKS (Cost $7,373,936)		8,111,095

Real Estate Investment Trusts - 0.93%

Annaly Capital Management, Inc.	4,315	76,419

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $64,784)		76,419

Money Market Securities - 0.30%

Huntington Money Market Fund - Trust Shares, 0.01% (d) (e)	25,021	25,021

TOTAL MONEY MARKET SECURITIES (Cost $25,021)		25,021

TOTAL INVESTMENTS (Cost $7,463,741) - 100.13%		$8,212,535

Liabilities in excess of other assets - (0.13)%		(10,839)

TOTAL NET ASSETS - 100.00%		$8,201,696

(a) American Depositary Receipt.
(b) Non-income producing.
(c) New York Registry
(d) Variable rate security; the money market rate shown represents the rate at October 31, 2010.
(e) Investment in an affiliated fund.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Market Over-Reaction Fund
Schedule of Investments - continued
October 31, 2010

DIVERSIFICATION OF ASSETS:	Percentage of
Net Assets
Bermuda	2.15%
Brazil	2.83%
Canada	3.03%
Finland	1.07%
France	5.09%
Germany	3.04%
Italy	3.05%
Japan	0.99%
Mexico	0.99%
Netherlands	3.17%
Norway	3.11%
Russia	1.91%
Singapore	1.91%
South Korea	3.93%
Spain	2.96%
Switzerland	5.89%
United Kingdom	4.03%
United States	50.68%
Total	99.83%
Money Market Securities	0.30%
Liabilities in excess of other assets	-0.13%
Grand Total	100.00%

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments
October 31, 2010

Common Stocks -99.00%	Shares	Value

Banks - 14.64%
Banco Bilbao Vizcaya Argentaria, S.A. (a)	1,049	$13,794
Banco Santander SA (a)	1,083	13,873
Bank of Montreal	151	8,947
Barclays PLC (a)	589	10,396
Deutsche Bank AG (b)	264	15,280
HSBC Holdings plc (a)	278	14,487
KB Financial Group, Inc. (a)	304	13,650
		90,427

Chemicals - 2.14%
Agrium, Inc.	149	13,188

Consumer Goods - 6.60%
British American Tobacco PLC (a)	179	13,645
Diageo plc (a)	177	13,098
Unilever PLC (a)	483	14,017
		40,760

Electronics - 3.75%
China Digital TV Holding Co., Ltd. (a) (c)	1,419	9,337
Siemens AG (a)	121	13,831
		23,168

Financial Services - 3.48%
Net 1 UEPS Technologies, Inc. (c)	630	7,768
Nomura Holdings, Inc. (a)	2,717	13,748
		21,516

Gold & Silver Ores - 6.69%
Barrick Gold Corp.	280	13,465
Silver Wheaton Corp. (c)	486	13,972
Yamana Gold, Inc.	1,262	13,869
		41,306

Healthcare - 4.06%
Covidien PLC	306	12,200
Smith & Nephew plc (a)	293	12,857
		25,057

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 99.00% - continued	Shares	Value

Industrials - 6.10%
ABB, Ltd. (a) (c)	521	$10,779
BAE Systems plc (a)	602	13,292
Chicago Bridge & Iron Co. N.V. (c) (d)	539	13,588
		37,659

Insurance - 7.02%
Allianz SE (a)	1,159	14,522
ING Groep N.V. (a) (c)	1,411	15,210
Prudential plc (a)	674	13,615
		43,347

Leisure - 1.93%
Carnival plc (a)	273	11,895

Mining - 1.81%
BHP Billiton, Ltd. (a)	135	11,150

Oil & Natural Gas - 21.41%
BASF SE (a)	174	12,650
BP plc (a)	419	17,108
Eni S.p.A. (a)	283	12,715
Ensco PLC (a)	217	10,056
LUKOIL (a)	216	12,064
Nexen, Inc.	599	12,753
Petroleo Brasileiro S.A. (a)	370	12,624
Royal Dutch Shell PLC (a)	255	16,557
Statoil ASA (a)	584	12,749
Total SA (a)	237	12,912
		132,188

Pharmaceuticals - 6.15%
AstraZeneca PLC (a)	228	11,505
GlaxoSmithKline plc (a)	322	12,571
Sanofi-Aventis (a)	396	13,904
		37,980

Retail - 1.95%
Delhaize Group (a)	171	12,049

Telecommunications - 7.36%
Nokia Corp. (a)	1,316	14,055
SK Telecom Co., Ltd. (a)	835	15,389
Vodafone Group Plc (a)	582	16,011
		45,455

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2010

Common Stocks - 99.00% - continued	Shares	Value

Transportation - 2.73%
Seaspan Corp.	839	$11,301
Ship Finance International, Ltd.	276	5,550
		16,851

Utilities - 1.18%
Companhia de Saneamento Basico do Estado de Sao Paulo (a) (c)	158	7,262

TOTAL COMMON STOCKS (Cost $570,275)		611,258

Money Market Securities - 3.23%

Huntington U.S. Treasury Money Market Fund - Trust Shares, 0.01% (e) (f)	19,939	19,939

TOTAL MONEY MARKET SECURITIES (Cost $19.939)		19,939

TOTAL INVESTMENTS (Cost $590,214) - 102.23%		$631,197

Liabilities in excess of other assets - (2.23)%		(13,781)

TOTAL NET ASSETS - 100.00%		$617,416

(a) American Depositary Receipt.
(b) Global Registered Shares.
(c) Non-income producing.
(d) New York Registry.
(e) Variable rate security; the money market rate shown represents the rate at October 31, 2010.
(f) Investment in an affiliated fund.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Dreman Contrarian International Value Fund
Schedule of Investments - continued
October 31, 2010

DIVERSIFICATION OF ASSETS:	Percentage of
Net Assets
Australia	1.81%
Belgium	1.95%
Bermuda	0.90%
Brazil	3.22%
Canada	12.34%
Cayman Islands	1.51%
Finland	2.28%
France	4.34%
Germany	9.12%
Ireland	1.98%
Italy	2.06%
Japan	2.23%
Marshall Islands	1.83%
Netherlands	7.34%
Norway	2.06%
Russia	1.95%
South Korea	4.70%
Spain	4.48%
Switzerland	1.75%
United Kingdom	29.89%
United States	1.26%
Total	99.00%
Money Market Securities	3.23%
Liabilities in excess of other assets	-2.23%
Grand Total	100.00%

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities
October 31, 2010

	Dreman	Dreman	Dreman	Dreman
	High	Contrarian	Contrarian	Market
	Opportunity	Mid Cap	Small Cap	Over-Reaction
	Fund	Value Fund	Value Fund	Fund

Assets:
Investments in securities
At cost - unaffiliated issuers	$83,981,120	$823,695	$103,954,336	$7,438,720
At cost - affiliated issuers	896,660	18,879	4,060,777	25,021
At fair value - unaffiliated issuers	$90,241,953	$876,853	$121,131,712	$8,187,514
At fair value - affiliated issuers	896,660	18,879	$4,060,777	25,021

Receivable for fund shares sold	128,368	-	120,725	-
Receivable for investments sold	-	10,623	1,356,832	-
Interest receivable	5	-	32	-
Dividends receivable	71,272	566	96,837	5,299
Tax Reclaim receivable	-	-	-	946
Receivable from Advisor (a)	-	4,220	-	2,046
Prepaid expenses	17,528	3,920	10,434	3,992
Total assets	91,355,786	915,061	126,777,349	8,224,818

Liabilities:
Payable for investments purchased	676,046	5,619	1,173,894	-
Payable for fund shares redeemed	15,112	-	61,157	-
Payable to administrator	13,526	151	19,262	1,137
Payable to custodian	6,571	434	3,366	297
Payable to Advisor (a)	21,321	-	54,264	-
Accrued 12b-1 fees	6	15	53,292	6
Accrued trustee fees	492	547	466	543
Other accrued expenses	41,246	21,501	40,058	21,139
Total liabilities	774,320	28,267	1,405,759	23,122

Net Assets:	$90,581,466	$886,794	$125,371,590	$8,201,696

Net Assets consist of:
Paid in capital	$81,880,824	$1,315,593	$112,978,392	$6,607,253
Accumulated undistributed net investment income	805,602	6,147	514,648	133,008
Accumulated undistributed net realized gain (loss) on
investments	1,634,207	(488,104)	(5,298,826)	712,641
Net unrealized appreciation (depreciation) on
investments	6,260,833	53,158	17,177,376	748,794

Net Assets:	$90,581,466	$886,794	$125,371,590	$8,201,696

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Assets and Liabilities - continued
October 31, 2010	Dreman		Dreman		Dreman	Dreman
	High		Contrarian		Contrarian	Market
	Opportunity		Mid Cap		Small Cap	Over-Reaction
Net Assets (unlimited number of shares authorized)	Fund		Value Fund		Value Fund	Fund

Class A:

Net Assets	$528.20	(b)	$42,288		$274,748	546.95	(b)

Shares outstanding	57.938	(b)	4,017		15,017	60.931	(b)

Net asset value and redemption price per share	$9.12		$10.53		$18.30	$8.98
Offering price per share (NAV/0.9425) (c)	$9.68		$11.17		$19.42	$9.53

Class C:

Net Assets	$524.49	(b)	$573.07	(b)	N/A	$542.86	(b)

Shares outstanding	57.900	(b)	54.782	(b)	N/A	60.889	(b)

Net asset value and offering price per share	$9.06		$10.46		N/A	$8.92

Minimum redemption price per share (NAV * 0.99) (d)	$8.97		$10.36		N/A	$8.83

Retail Class:

Net Assets	N/A		N/A		$105,796,479	N/A

Shares outstanding	N/A		N/A		5,766,102	N/A

Net asset value and offering price per share	N/A		N/A		$18.35	N/A

Redemption price per share (NAV * 0.99) (e)	N/A		N/A		$18.17	N/A

Institutional Class:

Net Assets	$90,580,413		$843,933		$19,300,363	$8,200,606

Shares outstanding	9,907,550		79,989		1,049,181	911,797

Net asset value, offering and redemption price per share	$9.14		$10.55		$18.40	$8.99

(a) See Note 4 in the Notes to the Financial Statements.
(b) Due to the small size of the share class, net assets and shares outstanding are presented rounded to the hundreth and thousandth decimal, respectively.
(c) The Class A shares of each Fund impose a maximum 5.75% sales charge on purchases.
(d) A contingent deferred sales charge ('CDSC") of 1.00% may be charged on shares held less than 12 months.
(e) A redemption fee of 1.00% is charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statement of Assets and Liabilities - continued
October 31, 2010

Dreman
Contrarian
International
Value Fund

Assets:
Investments in securities
At cost - unaffiliated issuers	$570,275
At cost - affiliated issuers	19,939
At fair value - unaffiliated issuers	$611,258
At fair value - affiliated issuers	19,939

Dividends receivable	998
Tax reclaim receivable	112
Receivable from Advisor (a)	6,086
Prepaid expenses	1,434
Total assets	639,827

Liabilities:
Payable to administrator	91
Payable to custodian	547
Accrued 12b-1 fees	269
Accrued trustee fees	548
Other accrued expenses	20,956
Total liabilities	22,411

Net Assets:	$617,416

Net Assets consist of:
Paid in capital	$561,920
Accumulated undistributed net investment income	3,106
Accumulated undistributed net realized gain (loss) on investments	11,407
Net unrealized appreciation (depreciation) on investments	40,983

Net Assets:	$617,416

Shares outstanding (unlimited number of shares authorized)	48,429

Net asset value and offering price per share	$12.75

Redemption Price per share (NAV * 0.99) (b)	$12.62

(a) See Note 4 in the Notes to the Financial Statements.
(b) A redemption fee of 1.00% is charged on shares held less than 60 days.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Operations
For the year ended October 31, 2010

	Dreman	Dreman	Dreman	Dreman	Dreman
	High	Contrarian	Contrarian	Market	Contrarian
	Opportunity	Mid Cap	Small Cap	Over-Reaction	International
	Fund	Value Fund	Value Fund	Fund	Value Fund

Investment Income
Dividend income
(Net of foreign withholding tax of $10,320, $52,
$374, $14,943 and $862, respectively)	$1,456,223	$20,533	$1,988,574	$230,108	$8,762
Interest income from affiliates	84	2	487	5	1
Total Income	1,456,307	20,535	1,989,061	230,113	8,763

Expenses
Investment Advisor fee (a)	448,818	7,068	947,133	57,099	3,301
12b-1 expense:
Class A	1	61	198	1	-
Class C	5	5	-	5	-
Retail Class	-	-	234,046	-	679
Administration expenses (a)	220,836	34,811	287,445	49,001	1,048
Custodian expenses	78,609	5,074	31,926	4,414	10,424
Registration expenses	60,107	12,385	53,590	9,343	1,806
Legal expenses	33,684	33,669	33,723	33,096	33,661
Auditing expenses	13,677	13,677	13,678	13,676	12,677
CCO expenses	13,177	172	21,757	1,616	47
Trustee fees and expenses	6,306	6,306	6,306	6,305	6,305
Miscellaneous expenses	5,112	4,018	5,451	3,974	1,332
Pricing expenses	3,834	5,106	6,848	6,694	4,085
Printing expenses	2,170	1,022	77,729	741	359
24F-2 Fees	4,270	-	2,702	-	48
Insurance expenses	191	179	319	179	178
Total Expenses	890,797	123,553	1,722,851	186,144	75,950
Fees waived and expenses reimbursed by
Advisor (a)	(367,168)	(115,173)	(374,325)	(121,424)	(70,650)
Net operating expenses	523,629	8,380	1,348,526	64,720	5,300
Net Investment Income	932,678	12,155	640,535	165,393	3,463

Realized & Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities	3,289,365	55,655	8,593,264	853,812	12,147
Change in unrealized appreciation (depreciation)
on investment securities	2,187,318	85,793	8,144,321	66,203	31,971
Net realized and unrealized gain (loss) on
investment securities	5,476,683	141,448	16,737,585	920,015	44,118
Net increase (decrease) in net assets resulting
from operations	$6,409,361	$153,603	$17,378,120	$1,085,408	$47,581

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman High Opportunity Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$932,678	$278,193
Net realized gain (loss) on investment securities	3,289,365	(1,429,515)
Change in unrealized appreciation (depreciation) on investment securities	2,187,318	6,190,031
Net increase (decrease) in net assets resulting from operations	6,409,361	5,038,709

Distributions:
From net investment income, Class A	(3)	-
From net investment income, Class C	(3)	-
From net investment income, Institutional Class	(400,258)	(59,224)
Total distributions	(400,264)	(59,224)

Capital Share Transactions - Class A: (a)
Proceeds from shares sold	500	-
Reinvestment of distributions	3	-
Net increase (decrease) in net assets resulting
from share transactions	503	-

Capital Share Transactions - Class C: (a)
Proceeds from shares sold	500	-
Reinvestment of distributions	3	-
Net increase (decrease) in net assets resulting
from share transactions	503	-

Capital Share Transactions - Institutional Class:
Proceeds from shares sold	57,711,991	47,041,297
Reinvestment of distributions	399,754	59,224
Amount paid for shares redeemed	(24,405,867)	(5,930,247)
Proceeds from redemption fees	-	49	(b)
Net increase (decrease) in net assets resulting
from share transactions	33,705,878	41,170,323

Total Increase (Decrease) in Net Assets	39,715,981	46,149,808

Net Assets:
Beginning of fiscal period	50,865,485	4,715,677

End of fiscal year period	$90,581,466	$50,865,485

Accumulated undistributed net investment income
included in net assets at end of period	$805,602	$273,188

(a) Classes A & C commenced operations on November 20, 2009.
(b) A redemption fee of 1.00% was charged on shares held less than one year for the period of November 1, 2008 through May 31, 2009.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Mid Cap Value Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$12,155	$23,051
Net realized gain (loss) on investment securities	55,655	(399,983)
Change in unrealized appreciation (depreciation) on investment securities	85,793	655,181
Net increase (decrease) in net assets resulting from operations	153,603	278,249

Distributions:
From net investment income, Class A	(14)	-
From net investment income, Class C	(14)	-
From net investment income, Institutional Class	(21,573)	(20,271)
Total distributions	(21,601)	(20,271)

Capital Share Transactions - Class A: (a)
Proceeds from shares sold	39,876	-
Reinvestment of distributions	14	-
Net increase (decrease) in net assets resulting
from share transactions	39,890	-

Capital Share Transactions - Class C: (a)
Proceeds from shares sold	500	-
Reinvestment of distributions	14	-
Net increase (decrease) in net assets resulting
from share transactions	514	-

Capital Share Transactions - Institutional Class:
Proceeds from shares sold	12,504	45,253
Reinvestment of distributions	21,526	20,250
Amount paid for shares redeemed	(56,520)	(866,355)
Proceeds from redemption fees	-	269	(b)
Net increase (decrease) in net assets resulting
from share transactions	(22,490)	(800,583)

Total Increase (Decrease) in Net Assets	149,916	(542,605)

Net Assets:
Beginning of period	736,878	1,279,483

End of period	$886,794	$736,878

Accumulated undistributed net investment income
included in net assets at end of period	$6,147	$15,404

(a) Classes A & C commenced operations on November 20, 2009.
(b) A redemption fee of 1.00% was charged on shares held less than one year for the period of November 1, 2008 through May 31, 2009.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian Small Cap Value Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$640,535	$365,768
Net realized gain (loss) on investment securities	8,593,264	(13,459,076)
Change in unrealized appreciation (depreciation) on investment securities	8,144,321	27,976,649
Net increase (decrease) in net assets resulting from operations	17,378,120	14,883,341

Distributions:
From net investment income, Class A	(4)	-
From net investment income, Retail Class	(638,277)	(210,745)
From net investment income, Institutional Class	(131,289)	(19,184)
From net realized gain, Class A	-	-
From net realized gain, Retail Class	-	(234,120)
From net realized gain, Institutional Class	-	(21,312)
Total distributions	(769,570)	(485,361)

Capital Share Transactions - Class A: (a)
Proceeds from shares sold	300,194	-
Reinvestment of distributions	4	-
Amount paid for shares redeemed	(36,787)	-
Net increase (decrease) in net assets resulting
from share transactions	263,411	-

Capital Share Transactions - Retail Class:
Proceeds from shares sold	49,235,958	48,469,879
Reinvestment of distributions	631,151	440,619
Amount paid for shares redeemed	(30,272,680)	(34,256,968)
Proceeds from redemption fees (b)	9,271	46,963
Net increase (decrease) in net assets resulting
from share transactions	19,603,700	14,700,493

Capital Share Transactions - Institutional Class:
Proceeds from shares sold	5,173,965	9,520,338
Reinvestment of distributions	42,974	30,775
Amount paid for shares redeemed	(4,072,455)	(1,448,915)
Net increase (decrease) in net assets resulting
from share transactions	1,144,484	8,102,198

Total Increase (Decrease) in Net Assets	37,620,145	37,200,671

Net Assets:
Beginning of period	87,751,445	50,550,774

End of period	$125,371,590	$87,751,445

Accumulated undistributed net investment income
included in net assets at end of period	$514,648	$640,327

(a) Class A commenced operations on November 20, 2009.
(b) A redemption fee of 1.00% was charged on shares held less than one year for the period of November 1, 2008 through May 31, 2009.
Effective June 1, 2009, the holding period was lowered to 60 days.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Market Over-Reaction Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$165,393	$50,766
Net realized gain (loss) on investment securities	853,812	232,313
Change in unrealized appreciation (depreciation) on investment securities	66,203	817,075
Net increase (decrease) in net assets resulting from operations	1,085,408	1,100,154

Distributions:
From net investment income, Class A	(8)	-
From net investment income, Class C	(7)	-
From net investment income, Institutional Class	(116,388)	(7,440)
Total distributions	(116,403)	(7,440)

Capital Share Transactions - Class A: (a)
Proceeds from shares sold	500	-
Reinvestment of distributions	8	-
Net increase (decrease) in net assets resulting
from share transactions	508	-

Capital Share Transactions - Class C: (a)
Proceeds from shares sold	500	-
Reinvestment of distributions	7	-
Net increase (decrease) in net assets resulting
from share transactions	507	-

Capital Share Transactions - Institutional Class:
Proceeds from shares sold	-	5,429,730
Reinvestment of distributions	116,388	7,440
Amount paid for shares redeemed	(30)	(78,049)
Net increase (decrease) in net assets resulting
from share transactions	116,358	5,359,121

Total Increase (Decrease) in Net Assets	1,086,378	6,451,835

Net Assets:
Beginning of period	7,115,318	663,483

End of period	$8,201,696	$7,115,318

Accumulated undistributed net investment income
included in net assets at end of period	$133,008	$56,951

(a) Classes A & C commenced operations on November 20, 2009.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets

	Dreman Contrarian International Value Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009
Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$3,463	$2,276
Net realized gain (loss) on investment securities	12,147	26,144
Change in unrealized appreciation (depreciation) on investment securities	31,971	20,023
Net increase (decrease) in net assets resulting from operations	47,581	48,443

Distributions:
From net investment income	(4,470)	-
From net realized gain	(24,547)	-
Total distributions	(29,017)	-

Capital Share Transactions - Retail Class:
Proceeds from shares sold	412,578	25,000
Reinvestment of distributions	29,017	-
Amount paid for shares redeemed	(4,650)	-
Proceeds from redemption fees (a)	10	-
Net increase (decrease) in net assets resulting
from share transactions	436,955	25,000

Total Increase (Decrease) in Net Assets	455,519	73,443

Net Assets:
Beginning of period	161,897	88,454

End of period	$617,416	$161,897

Accumulated undistributed net investment income
included in net assets at end of period
	$3,106	$4,092

Capital Share Transactions - Retail Class:
Shares sold	34,811	1,648
Shares issued in reinvestment of distributions	2,350	-
Shares redeemed	(380)

Net increase (decrease) from capital share transactions	36,781	1,648

(a) A redemption fee of 1.00% was charged on shares held less than sixty (60) days

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets
Capital Share Transactions

	Dreman High Opportunity Fund

	Year ended		Year ended
	October 31, 2010		October 31, 2009

Capital Share Transactions - Class A: (a)
Shares sold	58		-
Shares issued in reinvestment of distributions	-	(b)	-

Net increase (decrease) from capital share transactions	58		-

Capital Share Transactions - Class C: (a)
Shares sold	58		-
Shares issued in reinvestment of distributions	-	(b)	-

Net increase (decrease) from capital share transactions	58		-

Capital Share Transactions - Institutional Class:
Shares sold	6,425,620		6,244,421
Shares issued in reinvestment of distributions	44,916		8,813
Shares redeemed	(2,739,617)		(719,846)

Net increase (decrease) from capital share transactions	3,730,919		5,533,388

	Dreman Contrarian Mid Cap Value Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Capital Share Transactions - Class A: (a)
Shares sold	4,016	-
Shares issued in reinvestment of distributions	1	-

Net increase (decrease) from capital share transactions	4,017	-

Capital Share Transactions - Class C: (a)
Shares sold	53	-
Shares issued in reinvestment of distributions	2	-

Net increase (decrease) from capital share transactions	55	-

Capital Share Transactions - Institutional Class:
Shares sold	1,211	5,990
Shares issued in reinvestment of distributions	2,242	2,965
Shares redeemed	(5,970)	(103,575)

Net increase (decrease) from capital share transactions	(2,517)	(94,620)

(a) Classes A & C commenced operations on November 20, 2009.
(b) Shares reinvested amounted to less than 0.500 shares.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Statements of Changes in Net Assets
Capital Share Transactions - continued

	Dreman Small Cap Value Fund

	Year ended		Year ended
	October 31, 2010		October 31, 2009

Capital Share Transactions - Class A: (a)
Shares sold	17,128		-
Shares issued in reinvestment of distributions	-	(b)	-
Shares redeemed	(2,111)		-

Net increase (decrease) from capital share transactions	15,017		-

Capital Share Transactions - Retail Class:
Shares sold	2,848,526		3,847,474
Shares issued in reinvestment of distributions	37,105		34,970
Shares redeemed	(1,765,586)		(2,662,757)

Net increase (decrease) from capital share transactions	1,120,045		1,219,687

Capital Share Transactions - Institutional Class:
Shares sold	296,585		785,494
Shares issued in reinvestment of distributions	2,526		2,435
Shares redeemed	(239,626)		(112,039)

Net increase (decrease) from capital share transactions	59,485		675,890

	Dreman Market Over-Reaction Fund

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Capital Share Transactions - Class A: (a)
Shares sold	60	-
Shares issued in reinvestment of distributions	1	-

Net increase (decrease) from capital share transactions	61	-

Capital Share Transactions - Class C: (a)
Shares sold	60	-
Shares issued in reinvestment of distributions	1	-

Net increase (decrease) from capital share transactions	61	-

Capital Share Transactions - Institutional Class:
Shares sold	-	794,533
Shares issued in reinvestment of distributions	13,741	1,415
Shares redeemed	(3)	(15,183)

Net increase (decrease) from capital share transactions	13,738	780,765

(a) Classes A & C commenced operations on November 20, 2009.
(b) Shares reinvested amounted to less than 0.500 shares.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman High
	Opportunity Fund,
	Class A

	Year ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$8.68

Income from investment operations
Net investment income	0.08
Net realized and unrealized gain (loss)	0.41
Total from investment operations	0.49

Less distributions to Shareholders:
From net investment income	(0.05)
Total distributions	(0.05)

Net asset value, end of period	$9.12

Total Return (b)	5.68%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	0.95%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	1.48%	(d)
Ratio of net investment income to
average net assets	0.92%	(d)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	0.39%	(d)
Portfolio turnover rate	25.35%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman High
	Opportunity Fund,
	Class C

	Year ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$8.68

Income from investment operations
Net investment income	0.02
Net realized and unrealized gain (loss)	0.41
Total from investment operations	0.43

Less distributions to Shareholders:
From net investment income	(0.05)
Total distributions	(0.05)

Net asset value, end of period	$9.06

Total Return (b)	4.91%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	1.70%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	2.24%	(d)
Ratio of net investment income to
average net assets	0.18%	(d)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	(0.36)%	(d)
Portfolio turnover rate	25.35%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman High Opportunity Fund, Institutional Class

	For the Years ended October 31,

	2010		2009		2008		2007		2006

Selected Per Share Data
Net asset value, beginning of period	$8.24		$7.33		$14.34		$13.90		$12.35

Income from investment operations
Net investment income (loss)	0.11	(a)	0.10	(a)	0.19		0.22		0.17
Net realized and unrealized gain (loss)	0.84		0.90		(6.30)		1.09		1.87
Total from investment operations	0.95		1.00		(6.11)		1.31		2.04

Less distributions to Shareholders:
From net investment income	(0.05)		(0.09)		(0.23)		(0.18)		(0.17)
From net realized gain	-		-		(0.67)		(0.70)		(0.32)
Total distributions	(0.05)		(0.09)		(0.90)		(0.88)		(0.49)

Paid in capital from redemption fees	-		-	(b)	-	(b)	0.01		-	(b)

Net asset value, end of period	$9.14		$8.24		$7.33		$14.34		$13.90

Total Return (c)	11.59%		13.96%		-45.17%		9.81%		17.02%

Ratios and Supplemental Data
Net assets, end of period (000)	$90,580		$50,865		$4,716		$9,381		$8,502
Ratio of expenses to average net assets	0.70%		0.81%	(d) (e)	1.30%	(f)	1.30%	(f)	1.30%	(f)
Ratio of expenses to average net assets
before waiver & reimbursement
by Advisor	1.19%		1.85%		3.19%		2.47%		2.73%
Ratio of net investment income to
average net assets	1.25%		1.36%	(e)	1.66%	(f)	1.56%	(f)	1.41%	(f)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	0.76%		0.32%		(0.24)%		0.39%		(0.02)%
Portfolio turnover rate	25.35%		39.48%		32.62%		24.65%		20.38%

(a) Per share amount has been calculated using the average shares method.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.70%. Prior to that date, the expense cap was 1.30%.
(e) The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses.
Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.04%
higher and each net investment income ratio would have been 0.04% lower.
(f) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman Contrarian Mid Cap Value Fund, Class A

	For the period ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$9.37

Income from investment operations
Net investment income (b)	0.07
Net realized and unrealized gain (loss)	1.35
Total from investment operations	1.42

Less distributions to Shareholders:
From net investment income	(0.26)
Total distributions	(0.26)

Net asset value, end of period	$10.53

Total Return (c)	15.45%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$42
Ratio of expenses to average net assets	1.25%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	15.34%	(e)
Ratio of net investment income to
average net assets	0.79%	(e)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	(13.29)%	(e)
Portfolio turnover rate	45.84%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Per share amount has been calculated using the average shares method.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman Contrarian
	Mid Cap Value Fund,
	Class C

	For the period ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$9.37

Income from investment operations
Net investment income (b)	0.04
Net realized and unrealized gain (loss)	1.31
Total from investment operations	1.35

Less distributions to Shareholders:
From net investment income	(0.26)
Total distributions	(0.26)

Net asset value, end of period	$10.46

Total Return ( c )	14.60%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	2.00%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	16.09%	(e)
Ratio of net investment income to
average net assets	0.46%	(e)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	(13.63)%	(e)
Portfolio turnover rate	45.84%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Per share amount has been calculated using the average shares method.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Mid Cap Value Fund, Institutional Class

	For the Years ended October 31,

	2010		2009		2008		2007		2006

Selected Per Share Data
Net asset value, beginning of period	$8.93		$7.22		$14.03		$12.97		$12.66

Income from investment operations
Net investment income	0.14	(a)	0.15	(a)	0.12		0.06		0.07
Net realized and unrealized gain (loss)	1.74		1.68		(5.31)	(b)	1.84		2.05
Total from investment operations	1.88		1.83		(5.19)		1.90		2.12

Less distributions to Shareholders:
From net investment income	(0.26)		(0.12)		(0.08)		(0.06)		(0.03)
From net realized gain	-		-		(1.56)		(0.79)		(1.78)
Total distributions	(0.26)		(0.12)		(1.64)		(0.85)		(1.81)

Paid in capital from redemption fees	-		-	(c)	0.02		0.01		-	(c)

Net asset value, end of period	$10.55		$8.93		$7.22		$14.03		$12.97

Total Return (d)	21.39%		25.87%		-41.24%	(b)	15.37%		18.59%

Ratios and Supplemental Data
Net assets, end of period (000)	$844		$737		$1,279		$2,605		$1,732
Ratio of expenses to average net assets	1.00%		1.22%	(e) (f)	1.40%	(g)	1.40%	(g)	1.40%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement
by Advisor	14.84%		8.12%		8.08%		6.42%		9.37%
Ratio of net investment income to
average net assets	1.48%		1.96%	(f)	0.97%	(g)	0.46%	(g)	0.57%	(g)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	(12.36)%		(4.94)%		(5.72)%		(4.56)%		(7.40)%
Portfolio turnover rate	45.84%		68.94%		52.45%		101.11%		52.48%

(a) Per share amount has been calculated using the average shares method.
(b) Reimbursement of loss on investment violation is reflected. Had this loss not been reimbursed, the Fund's NAV would have been $0.03 lower and the total return for the year would have been -42.29%
(c) Redemption fees resulted in less than $0.005 per share in each period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.40%.
(f) The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses.
Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.14%
higher and each net investment income ratio would have been 0.14% lower.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman Contrarian
	Small Cap Value Fund,
	Class A

	For the period ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$16.04

Income from investment operations
Net investment income (b)	0.10
Net realized and unrealized gain (loss)	2.30
Total from investment operations	2.40

Less distributions to Shareholders:
From net investment income	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$18.30

Total Return (c)	15.00%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$275
Ratio of expenses to average net assets	1.25%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	1.59%	(e)
Ratio of net investment income to
average net assets	0.62%	(e)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	0.28%	(e)
Portfolio turnover rate	35.75%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Per share amount has been calculated using the average shares method.
(c) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

See accompanying notes which are an integral part of these financial statements.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Small Cap Value Fund, Retail Class

	For the Years ended October 31,

	2010		2009		2008		2007		2006

Selected Per Share Data
Net asset value, beginning of period	$15.59		$13.51		$18.83		$16.83		$12.98

Income from investment operations
Net investment income (loss)	0.09		0.07		0.03		0.02		0.05
Net realized and unrealized gain
(loss)	2.80		2.12		(5.34)		1.99		3.85
Total from investment operations	2.89		2.19		(5.31)		2.01		3.90

Less distributions to Shareholders:
From net investment income	(0.13)		(0.06)		(0.03)		(0.04)		(0.06)
From net realized gain	-		(0.06)		-		-		-
Total distributions	(0.13)		(0.12)		(0.03)		(0.04)		(0.06)

Paid in capital from redemption fees	-	(a)	0.01		0.02		0.03		0.01

Net asset value, end of period	$18.35		$15.59		$13.51		$18.83		$16.83

Total Return (b)	18.61%		16.51%		-28.14%		12.16%		30.20%

Ratios and Supplemental Data
Net assets, end of period (000)	$105,796		$72,442		$46,298		$41,374		$14,284
Ratio of expenses to average net
assets	1.25%		1.38%	(c) (d)	1.50%	(e)	1.50%	(e)	1.50%	(e)
Ratio of expenses to average net
assets before waiver & reimbursement
by Advisor	1.58%		2.18%		1.70%		1.77%		3.49%
Ratio of net investment income to
average net assets	0.53%		0.54%	(d)	0.25%	(e)	0.18%	(e)	0.28%	(e)
Ratio of net investment income to
average net assets before waiver &
reimbursement by Advisor	0.20%		(0.26)%		0.05%		(0.09)%		(1.71)%
Portfolio turnover rate	35.75%		80.75%		46.95%		83.39%		77.43%

(a) Redemption fees resulted in less than $0.005 per share in the period.
(b) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses (excluding 12b-1 expenses) at 1.00%. Prior to that date, the expense cap was 1.50%.
(d) Effective June 1, 2009, the Advisor discontinued the voluntary waiver of 12b-1 fees. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.12% higher and each net investment income ratio would have been 0.12% lower.
(e) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily waived these expenses each expense ratio would have been 0.25% higher and each net investment income (loss) ratio would have been 0.25% lower.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian Small Cap Value Fund, Institutional Class

	For the Years ended October 31,				For the
					Period ended
	2010	2009		2008	October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$15.47	$13.55		$18.86	$18.24

Income from investment operations
Net investment income	0.14	0.10	(b)	0.07	-	(c)
Net realized and unrealized gain (loss)	2.93	1.94		(5.35)	0.62
Total from investment operations	3.07	2.04		(5.28)	0.62

Less distributions to Shareholders:
From net investment income	(0.14)	(0.06)		(0.03)	-
From net realized gain	-	(0.06)		-	-
Total distributions	(0.14)	(0.12)		(0.03)	-

Net asset value, end of period	$18.40	$15.47		$13.55	$18.86

Total Return (d)	19.90%	15.27%		-28.05%	3.40%	(f)

Ratios and Supplemental Data
Net assets, end of period (000)	$19,300	$15,309		4,253	756
Ratio of expenses to average net assets	1.00%	1.09%	(e)	1.25%	1.25%	(g)
Ratio of expenses to average net assets
before waiver & reimbursement
by Advisor	1.34%	2.06%		1.45%	1.70%	(g)
Ratio of net investment income to
average net assets	0.79%	0.74%		0.50%	(0.36)%	(g)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	0.45%	(0.23)%		0.30%	(0.81)%	(g)
Portfolio turnover rate	35.75%	80.75%		46.95%	83.39%

(a) For the period August 22, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Net investment (loss) resulted in less than $0.005 per share in the period.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 1.00%. Prior to that date, the expense cap was 1.25%.
(f) Not annualized.
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman Market
	Over-Reaction Fund,
	Class A

	For the period ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$8.33

Income from investment operations
Net investment income	0.15
Net realized and unrealized gain (loss)	0.63
Total from investment operations	0.78

Less distributions to Shareholders:
From net investment income	(0.13)
Total distributions	(0.13)

Net asset value, end of period	$8.98

Total Return (b)	9.43%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	1.10%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	2.77%	(d)
Ratio of net investment income to
average net assets	1.92%	(d)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	0.25%	(d)
Portfolio turnover rate	146.67%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout the period)

	Dreman Market
	Over-Reaction Fund,
	Class C

	For the period ended
	October 31, 2010	(a)

Selected Per Share Data
Net asset value, beginning of period	$8.33

Income from investment operations
Net investment income	0.09
Net realized and unrealized gain (loss)	0.62
Total from investment operations	0.71

Less distributions to Shareholders:
From net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$8.92

Total Return (b)	8.63%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$1
Ratio of expenses to average net assets	1.85%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement by Advisor	3.49%	(d)
Ratio of net investment income to
average net assets	1.15%	(d)
Ratio of net investment income to average
net assets before waiver & reimbursement by Advisor	(0.49)%	(d)
Portfolio turnover rate	146.67%

(a) For the period November 20, 2009 (commencement of operations) to October 31, 2010.
(b) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Market Over-Reaction Fund, Institutional Class

			For the Years ended October 31,				For the
							Period ended
	2010		2009		2008		October 31, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 7.92		$ 5.66		$ 10.99		$ 10.00

Income from investment operations
Net investment income	0.18	(b)	0.12	(b)	0.10	(b)	0.04
Net realized and unrealized gain (loss)	1.02		2.21		(5.11)		0.95
Total from investment operations	1.20		2.33		(5.01)		0.99

Less distributions to Shareholders:
From net investment income	(0.13)		(0.07)		(0.07)		-
From net realized gain	-		-		(0.25)		-
Total distributions	(0.13)		(0.07)		(0.32)		-

Paid in capital from redemption fees	-		-		-		-	(c)

Net asset value, end of period	$ 8.99		$ 7.92		$ 5.66		$ 10.99

Total Return (d)	15.25%		41.67%		-46.85%		9.90%	(h)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 8,201		$ 7,115		$ 663		$ 796
Ratio of expenses to average net assets	0.85%		0.93%	(e) (f)	1.55%	(g)	1.55%	(g) (i)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	2.44%		4.16%		19.83%		21.91%	(i)
Ratio of net investment income to
average net assets	2.17%		1.67%	(f)	1.10%	(g)	0.82%	(g) (i)
Ratio of net investment income (loss) to
average net assets before waiver &
reimbursement by Advisor	0.58%		(1.56)%		(17.18)%		(19.54)%	(i)
Portfolio turnover rate	146.67%		103.93%		118.25%		77.29%

(a) For the period April 3, 2007 (commencement of operations) to October 31, 2007.
(b) Per share amount has been calculated using the average shares method.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Effective June 1, 2009, the Advisor agreed to waive fees to maintain Fund expenses at 0.85%. Prior to that date, the expense cap was 1.55%.
(f) The 12b-1 plan was eliminated effective June 1, 2009. The Advisor is not contractually obligated to reimburse 12b-1 expenses.
Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.03%
higher and each net investment income ratio would have been 0.03% lower.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.
(h) Not annualized.
(i) Annualized.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Financial Highlights
(For a share outstanding throughout each period)

	Dreman Contrarian International Value Fund

	For the		For the		For the
	Year ended		Year ended		Period ended
	October 31, 2010		October 31, 2009		October 31, 2008	(a)

Selected Per Share Data
Net asset value, beginning of period	$13.90		$8.85		$10.00

Income from investment operations
Net investment income	0.13	(b)	0.23	(b)	-	(c)
Net realized and unrealized gain (loss)	1.14		4.82		(1.15)
Total from investment operations	1.27		5.05		(1.15)

Less distributions to Shareholders:
From net investment income	(0.37)		-		-
From net realized gain	(2.05)		-		-
Total distributions	(2.42)		-		-

Net asset value, end of period	$12.75		$13.90		$8.85

Total Return (d)	9.73%		57.06%		-11.50%	(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$617		$162		$88
Ratio of expenses to average net assets	1.61%		1.40%	(g)	1.40%	(f) (g)
Ratio of expenses to average net assets before
waiver & reimbursement by Advisor	23.01%		69.84%		268.58%	(f)
Ratio of net investment income to
average net assets	1.05%		2.16%	(g)	(0.27)%	(f) (g)
Ratio of net investment income (loss) to
average net assets before waiver &	(20.35)%		(66.28)%		(267.45)%	(f)
reimbursement by Advisor
Portfolio turnover rate	32.94%		229.54%		5.54%

(a) For the period October 15, 2008 (commencement of operations) to October 31, 2008.
(b) Per share amount has been calculated using the average shares method.
(c) Net investment income amounted to less than $0.005 per share.
(d) Total return represents the rate the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
(g) The Advisor is not contractually obligated to reimburse 12b-1 expenses. Accordingly, if the Advisor had not voluntarily reimbursed the Fund for these expenses, each expense ratio would have been 0.25% higher and each net investment income ratio would have been 0.25% lower.

See accompanying notes which are an integral part of these financial statements.

Dreman Contrarian Funds
Notes to the Financial Statements
October 31, 2010

NOTE 1.   ORGANIZATION

Dreman High Opportunity Fund (“High Opportunity Fund”), Dreman Contrarian Mid Cap Value Fund (“Mid Cap Value Fund”), Dreman Contrarian Small Cap Value Fund (“Small Cap Value Fund”), Dreman Market Over-Reaction Fund (“Market Over-Reaction Fund”) and Dreman Contrarian International Value Fund (“International Value Fund”) (each a “Fund” and, collectively the “Funds”) were each organized as a diversified series of Dreman Contrarian Funds (the “Trust”).  The Trust was organized as a Delaware statutory trust on July 31, 2007.  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and commonly known as a “mutual fund.”  The Funds, with the exception of the International Value Fund, were previously organized as diversified series of Unified Series Trust (the “Predecessor Funds”). The High Opportunity Fund changed its name from the Dreman Contrarian Large Cap Value Fund effective March 1, 2010. On January 22, 2008, each Predecessor Fund was reorganized in a tax-free transaction as a new portfolio of the Trust.  The investment objective of each the High Opportunity Fund and Market Over-Reaction Fund is total return. The investment objective of each of the Mid Cap Value Fund, Small Cap Value Fund and International Value Fund is long-term capital appreciation. The investment advisor to each Fund is Dreman Value Management, LLC (the “Advisor”).  The High Opportunity Fund commenced operations on November 4, 2003. The Mid Cap Value Fund and the Small Cap Value Fund each commenced operations on December 31, 2003.  The Market Over-Reaction Fund commenced operations on April 3, 2007.  The International Value Fund commenced operations on October 15, 2008.

Each of the High Opportunity Fund, the Mid Cap Fund and the Over-Reaction Fund offers Class A shares, Class C shares, and Institutional Class shares.  The Small Cap Fund offers Class A shares, Retail Class shares, and Institutional Class shares.  The International Fund offers only Retail Class shares.  Class A shares are offered with a front‐end sales charge, while Class C Shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year. The Retail Class shares impose a 1% redemption fee on all shares redeemed within 60 days of purchase.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of the fiscal year ended October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Funds did not incur any interest or penalties.  The High Opportunity, Mid Cap Value, Small Cap Value, and Market Over Reaction Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2006.  The International Value Fund is subject to examination by U.S. federal tax authorities for the tax years of 2008, 2009, and 2010.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or other appropriate basis (as determined by the Board).  Class specific expenses are assigned to each specific class of the respective fund.

Security Transactions and Related Income – The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.  Withholding taxes on foreign dividends have been provided for

Dreman Contrarian Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 2.    SIGNIFICANT ACCOUNTING POLICIES- continued

in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute substantially all of their net investment income on at least an annual basis.  The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the fiscal year ended October 31, 2010, the following reclassifications were made:

Fund	Amount	Reclassified from:	Reclassified to:

High Opportunity Fund	$6	Net Realized Gain	Paid in Capital
Mid Cap Value Fund	186	Net Realized Loss	Net Investment Income
	3	Paid in Capital	Net Investment Income
Small Cap Value Fund	724	Net Realized Loss	Net Investment Income
	2,632	Paid in Capital	Net Investment Income
Market Over-Reaction Fund	27,067	Net Realized Gain	Net Investment Income
International Value Fund	21	Net Realized Gain	Net Investment Income

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

Dreman Contrarian Funds
Notes to the Financial Statements - continued
October 31, 2010

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based, on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, Global Registered securities, New York Registry securities, exchanged-traded funds and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security is classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security is classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (the “Board”). These securities are categorized as Level 3 securities. The escrow rights owned by the Mid Cap Value Fund were valued with considerations that no market exists for the rights and any future payments are not expected.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds.  These securities are categorized as Level 1 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined represents fair value. These securities are classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the High Opportunity Fund’s investments as of October 31, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$90,020,001	$-	$-	$90,020,001

Exchange-Traded Funds	221,952	-	-	221,952

Money Market Securities	896,660	-	-	896,660

Total	$91,138,613	$-	$-	$91,138,613
*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Mid Cap Value Fund’s investments on the next page as of October 31, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$823,888	$-	$-	$823,888

Real Estate Investment Trusts	52,965	-	-	52,965

Escrow Rights	-	-	0	0
	-
Money Market Securities	18,879	-	-	18,879

Total	$895,732	$-	$-	$895,732
*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the Small Cap Value Fund’s investments as of October 31, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$114,436,681	$-	$-	$114,436,681

Real Estate Investment Trusts	6,695,031	-	-	6,695,031

Money Market Securities	4,060,777	-	-	4,060,777

Total	$125,192,489	$-	$-	$125,192,489
*Refer to the Schedule of Investments for industry classifications.

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 3.    SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Market Over-Reaction Fund’s investments as of October 31, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$8,111,095	$-	$-	$8,111,095

Real Estate Investment Trusts	76,419	-	-	76,419
	-
Money Market Securities	25,021	-	-	25,021

Total	$8,212,535	$-	$-	$8,212,535
*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used to value the International Value Fund’s investments on the next page as of October 31, 2010:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$611,258	$-	$-	$611,258

Money Market Securities	19,939	-	-	19,939

Total	$631,197	$-	$-	$631,197
*Refer to the Schedule of Investments for industry classifications.

The High Opportunity, Small Cap Value, Market Over-Reaction, and International Value Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.  The Mid Cap Value Fund held escrow rights, which were valued at $0.00 at October 31, 2010, and at October 31, 2009.  There were no transactions, income, or changes in valuation for this security during 2010.

NOTE 4.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement between the Trust and the Advisor (collectively, the “Agreements”) for each Fund, the Advisor manages each Fund’s investments.  As compensation for its management services, a Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of the average daily net assets of the Funds.  The Advisor has contractually agreed to waive its fee and reimburse each Fund’s expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of other mutual funds in which the Funds may invest) do not exceed a specified percentage of the average daily net assets of each Fund through February 28, 2011.  Please see the chart and paragraph on the next page for information regarding the management fees, fee waivers, and expenses reimbursed by each Fund for the fiscal year ended October 31, 2010 and the amounts owed to the Funds by the Advisor or the amounts owed to the Advisor by the Funds.

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 4.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

	High	Mid Cap	Small Cap	Market	International
	Opportunity	Value	Value	Over-Reaction	Value
	Fund	Fund	Fund	Fund	Fund
Management fee (as a percent
of average net assets)	0.60%	0.85%	0.85%	0.75%	1.00%

Expense limitation (as a percent
of average net assets) -
Class A	0.70%	1.00%	1.00%	0.85%	-

Expense limitation (as a percent
of average net assets) -
Class C	0.70%	1.00%	-	0.85%	-

Expense limitation (as a percent
of average net assets) -
Institutional Class	0.70%	1.00%	1.00%	0.85%	1.40%

Expense limitation (as a percent
of average net assets) -
Retail Class	-	-	1.00%	-	-

Management fees earned	$448,818	$7,068	$947,133	$57,099	$3,301

Fees waived and expenses
reimbursed	$367,168	$115,173	$374,325	$121,424	$70,650

Owed to the Fund by the Advisor	$-	$4,220	$-	$2,046	$6,086

Owed to the Advisor by the Fund	$21,321	$-	$54,264	$-	$-

A Trustee of the Trust and an officer of the Trust are owners and officers of the Advisor.

Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation then in place or at the limitation in place at the time of the waiver.  The chart on the next page shows the amounts subject to recoupment as of October 31, 2010.

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 4.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Fund	Amount	Recoverable through October 31,

High Opportunity Fund	120,764	2011
	204,530	2012
	367,168	2013
Mid Cap Value Fund	135,425	2011
	79,444	2012
	115,173	2013
Small Cap Value Fund	6,610	2011
	531,369	2012
	374,325	2013
Market Over-Reaction Fund	135,507	2011
	97,244	2012
	121,424	2013
International Value Fund	10,695	2011
	71,843	2012
	70,650	2013

For the fiscal year ended October 31, 2010, prior year waivers that were permanently waived and can be no longer be recouped by the Advisor were $84,274 for the High Opportunity Fund, $108,890 for the Mid Cap Value Fund, $6,070 for the Small Cap Value Fund, and $78,484 for the Market Over-Reaction Fund.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage each Fund’s business affairs and to provide each Fund with administrative services, including all regulatory, reporting and necessary office equipment and personnel. The Trust also retains HASI to act as each Fund’s transfer agent and to provide each Fund with fund accounting services.  For the fiscal year ended October 31, 2010, fees for administrative services and reimbursement of out-of-pocket expenses and the amounts due  to HASI at October 31, 2010 were as follows:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund

Administration expenses	$220,836	$34,811	$287,445	$49,001	$1,048

Payable to HASI	$13,526	$151	$19,262	$1,137	$91

Certain officers of the Trust are members of management and/or employees of HASI.  HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of each Fund’s investments (the “Custodian”). For the fiscal year ended October 31, 2010, the Custodian earned fees for custody services and was owed for those services at October 31, 2010:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund

Custodian expenses	$78,609	$5,074	$31,926	$4,414	$10,424

Payable to Custodian	$6,571	$434	$3,366	$297	$547

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 4.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Funds retain Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Funds’ shares.  There were no payments made by the Funds to the Distributor during the fiscal year ended October 31, 2010.   The Distributor, HASI and the Custodian are controlled by Huntington Bancshares, Inc.

The Funds have adopted a Distribution Plan (each, a “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that the Funds will pay the Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating up to: 0.25% of the average daily net assets of the Class A shares of the High Opportunity, Mid Cap Value, Small Cap Value and Market Over-Reaction Funds;  1.00%  (0.75% to help defray the cost of distributing Class C shares and 0.25% for servicing Class C shareholders) of the average daily net assets of the Class C shares of the High Opportunity, Mid Cap Value, and Market Over-Reaction Funds; and  0.25% of the average daily net assets of the Retail Class shares of the Small Cap Value and International Value Funds,  in connection with the promotion and distribution of shares  or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts.  The Funds and/or their Advisor may pay all or a portion of these fees to any recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement.  The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of the Funds shares, for which the Funds pay the Advisor the 12b-1 fee described above.

For the fiscal year ended October 31, 2010, the Funds accrued the following 12b-1 fees.

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund

12b-1 fees earned -
Class A	$1	$61	$198	$1	$-

12b-1 fees earned -
Class C	$5	$5	$-	$5	$-

12b-1 fees earned -
Retail Class	$-	$-	$234,046	$-	$679

12b-1 fees payable
by Fund	$6	$15	$53,292	$6	$269

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 4.    FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The High Opportunity, Mid Cap Value, Small Cap Value and Market Over-Reaction Funds invest in shares of the Huntington  Money Market Fund – Trust shares and the International Value Fund invests in shares of the Huntington U.S. Treasury Money Market Fund – Trust shares. An officer of the Trust was also an officer of the Huntington Funds, the series of Funds these money market funds belong to.  For the fiscal year end October 31, 2010, the investments in affiliates were:

NOTE 5.    INVESTMENTS TRANSACTIONS

For the fiscal year ended October 31, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund
Purchases
U.S. Government	$-	$-	$-	$-	$-
Obligations
Other	52,671,776	369,255	60,630,333	11,242,392	514,663
Sales
U.S. Government	$-	$-	$-	$-	$-
Obligations
Other	18,428,403	362,078	37,548,067	10,957,805	108,798

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 5.    INVESTMENTS TRANSACTIONS - continued

At October 31, 2010, the cost and net unrealized appreciation (depreciation) of investments for tax purposes were as follows:

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund
Gross Appreciation	$8,791,168	$123,733	$20,725,726	$848,989	$51,367
Gross (Depreciation)	(3,359,106)	(74,871)	(5,172,558)	(116,043)	(11,529)
Net Appreciation				-	-
(Depreciation) on
Investments	$5,432,062	$48,862	$15,553,168	$732,946	$39,838

Tax Cost	$85,706,551	$846,870	$109,639,321	$7,479,589	$591,359

At October 31, 2010, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and income from certain investments.

NOTE 6.    ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 7.    RELATED PARTY TRANSACTIONS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of October 31, 2010, the following owned the Funds:

High Opportunity Fund - Class A		High Opportunity Fund - Class C
Dreman Value Management, LLC*	100.00%	Dreman Value Management, LLC*	100.00%

High Opportunity Fund - Insititutional Class		Mid Cap Value Fund - Class A
MFD Streetside Location**	78.14%	Mark Roach	63.96%
		Donna J. Lefever	34.68%

Mid Cap Value Fund - Class C		Mid Cap Value Fund - Institutional Class
Dreman Value Management, LLC*	100.00%	Contrarian Services Corp.*	47.90%
		National Financial Services Co.**	26.83%

Small Cap Value Fund - Retail Class		Small Cap Value Fund - Institutional Class
National Financial Services Co.**	41.71%	Wells Fargo Bank, NA.**	55.01%
Charles Schwab & Co.**	29.34%	Minnesota Life Insurance Co.**	28.90%

Market Over-Reaction Fund - Class A		Market Over-Reaction Fund - Class C
Dreman Value Management, LLC*	100.00%	Dreman Value Management, LLC*	100.00%

Market Over-Reaction Fund - Institutional Class
Dreman Value Management, LLC*	68.51%

*David Dreman is the President of the Advisor and all companies are considered related parties to the Advisor
**shares held for the benefit of their customers
As a result of the beneficial ownership described above, the Advisor may be deemed to control the High Opportunity Fund – Class A & C shares; MFD Streetside Location may be deemed to control the High Opportunity Fund – Institutional Class shares; Mark Roach and Donna J. Lefever may be deemed to control the Mid Cap Value Fund – Class A shares; the Advisor may be deemed to control the Mid Cap Value Fund – Class C shares;  Contrarian Services Corp., an affiliate of the Advisor, and National Financial Services Co. may be deemed to control the Mid Cap Value Fund – Institutional Class shares; National Financial Services Co.  and Charles Schwab & Co. may be deemed to control the Small Cap Value Fund - Retail Class shares; Wells Fargo Bank & Co. and Minnesota Life Insurance Company may be deemed to control the Small Cap Value Fund - Institutional Class shares; the Advisor may be deemed to control the Market Over-Reaction Fund – Classes A & C and the Institutional Class shares.

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 8.    DISTRIBUTIONS TO SHAREHOLDERS

High Opportunity Fund. The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$400,264	$59,224
Long-term Capital Gain	-	-

	$400,264	$59,224

Mid Cap Value Fund.  The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$21,601	$20,271
Long-term Capital Gain	-	-

	$21,601	$20,271

Small Cap Value Fund.  The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$769,570	$229,929
Long-term Capital Gain	-	255,432

	$769,570	$485,361

Market Over-Reaction Fund.  The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$166,403	$7,440
Short-term Capital Gain	-	-
Long-term Capital Gain	-	-

	$166,403	$7,440

International Value Fund.  The tax character of distributions paid during the fiscal years ended October 31, 2010 and 2009 was as follows:

Distributions paid from:	2010	2009

Ordinary income	$29,017	$-
Long-term Capital Gain	-	-

	$29,017	$-

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 8.    DISTRIBUTIONS TO SHAREHOLDERS – continued

On December 30, 2010, the Funds paid distributions to shareholders of record on December 29, 2010.

		Per Share	Total Distribution

High Opportunity Fund
Class A	Ordinary income	$0.0937	$43
	Short-term capital gain	$0.0775	$36
	Long-term capital gain	$0.1565	$72
Class C	Short-term capital gain	$0.0775	$4
	Long-term capital gain	$0.1565	$9
Institutional Class	Ordinary income	$0.0971	$1,022,288
	Short-term capital gain	$0.0775	$815,935
	Long-term capital gain	$0.1565	$1,647,663

Mid Cap Value Fund
Class A	Ordinary income	$0.0973	$391
Class C	Ordinary income	$0.1030	$104
Institutional Class	Ordinary income	$0.1167	$9,160

Small Cap Value Fund
Class A	Ordinary income	$0.1338	$2,665
Retail Class	Ordinary income	$0.1320	$762,272
Institutional Class	Ordinary income	$0.1435	$107,464

Market Over-Reaction Fund
Class A	Ordinary income	$0.1959	$332
	Short-term capital gain	$0.7183	$1,219
	Long-term capital gain	$0.0681	$116
Class C	Ordinary income	$0.1120	$7
	Short-term capital gain	$0.7183	$44
	Long-term capital gain	$0.0681	$4
Institutional Class	Ordinary income	$0.1975	$180,079
	Short-term capital gain	$0.7183	$654,941
	Long-term capital gain	$0.0681	$62,093

International Value Fund
	Ordinary income	$0.1398	$7,168
	Short-term capital gain	$0.1715	$8,794
	Long-term capital gain	$0.0607	$3,112

Dreman Contrarian Funds
Notes to the Financial Statements – continued
October 31, 2010

NOTE 8.    DISTRIBUTIONS TO SHAREHOLDERS – continued

As of October 31, 2010, the Funds’ most recent fiscal year-end, the components of distributable earnings (accumulated losses) on a tax basis were as follows :

	High Opportunity Fund	Mid Cap Value Fund	Small Cap Value Fund	Market Over-Reaction Fund	International Value Fund

Undistributed ordinary
income	$1,621,308	$5,858	$504,194	$799,261	$12,547
Undistributed long-term
capital gain	1,647,272	-	-	62,236	3,111
Capital loss carryforwards	-	(483,519)	(3,664,164)	-	-
Unrealized appreciation
(depreciation)	5,432,062	48,862	15,553,168	732,946	39,838

	$8,700,642	$(428,799)	$12,393,198	$1,594,443	$55,496

NOTE 9.    CAPITAL LOSS CARRYFORWARD

At October 31, 2010, the Funds had available for federal tax purposes unused capital loss carryforwards, which are available for offset against future taxable net capital gains, as follows:

	Amount	Expiring
Mid Cap Value Fund	$89,897	2016
	$393,622	2017

Small Cap Value Fund	$3,664,164	2017

The Dreman High Opportunity Fund, Mid Cap Value Fund, Small Cap Value Fund, and Market Over-Reaction Fund utilized loss carryforwards of $850,367, $50,512, $8,161,800, and $104,203, respectively, during the fiscal year ended October 31, 2010.

To the extent these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Dreman Contrarian Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Dreman Contrarian Funds, comprising the Dreman High Opportunity Fund, Dreman Contrarian Mid Cap Value Fund, Dreman Contrarian Small Cap Value Fund, Dreman Market Over-Reaction Fund, and Dreman Contrarian International Value Fund (the “Funds”) as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Dreman Contrarian Funds as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
December 30, 2010

TRUSTEES AND OFFICERS – (Unaudited)

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Name, Address and Age	Term of Office and Length of Time Served	Position(s) Held With the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Brian R. Bruce c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 54)	Since 2007	Trustee	Professor, Southern Methodist University (August 2006 to Present); Previously, Chief Investment Officer, PanAgora Asset Management (December 1999 to March 2007).	5	Trustee, CM Advisers Family of Funds, a registered open-end management investment company, consisting of two portfolios (May 2003 to Present).
Robert B. Grossman, MD c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 62)	Since 2007	Trustee	Orthopedic Surgeon in Private Practice, Directorship with Community Partners	5	None.
Robert A. Miller, Ph.D. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 68)	Since 2007	Chairman of the Board of Trustees	Independent Consultant with the Registry of College (2006- Present) and University Presidents and Interim Senior Vice President and Provost of Roger Williams University (October 2006 to June 2007); Previously, the President of Nazareth College in Rochester, New York (July 1998 to July 2005);	5	Director, International Assets Holding Corp., a publicly-traded financial services holding company (February 1998 to Present).

TRUSTEES AND OFFICERS – (Unaudited) continued

Interested Trustees and Officers
E. Clifton Hoover, Jr. c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 52)	Secretary since 2007	Trustee and Secretary
Co-Chief Investment Officer, Co-Director of Research and Managing Director of Dreman Value Management, LLC (2006 to Present); Previously, Managing Director and Portfolio Manager of NFJ Investment Group (1997 to 2006).
				N/A	N/A
David N. Dreman c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 73)	Since 2007	Trustee Ex-Officio1	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and its predecessors (1977 to Present).	N/A	N/A
Yvonne I. Pytlik, CPA c/o Contrarian Services Corp. Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311 (age: 49)	Since June, 2010	Chief Compliance Officer
Chief Compliance Officer, Dreman Value Management, LLC (June 2010 to Present); Managing Partner, Global Compliance Risk Management Corp. (2008 to present);
Director and Deputy Head of Global Compliance Division, Deutsche Bank (2007 to 2008); Director of Compliance/Asset Management Division, Deutsche Bank (2004 to 2007); Vice President of Risk
Management and Corporate Audit, Deutsche Bank (2000-2004).

				N/A	N/A
William Murphy, CPA c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 46)	Since February 2008	Treasurer and Chief Financial Officer
Manager of Fund Administration for Huntington Asset Services, Inc., the Trust’s administrator (October 2007 to Present); Assistant Treasurer of Unified Series Trust (February 2008 to Present); Treasurer and Principal Financial Officer of Valued Advisers Trust (December 2009 to Present); Previously, Supervisor, Separate Accounts Administration for American United Life Insurance Company (2000 to October 2007).
				N/A	N/A

TRUSTEES AND OFFICERS – (Unaudited) continued

John C. Swhear c/o Huntington Asset Services, Inc. 2960 North Meridian Street, Suite 300 Indianapolis, IN 46208 (age: 48)	Since 2007	Chief Executive Officer, Vice President and Anti-Money Laundering Compliance Officer
Vice President, Legal Administration and Compliance at Huntington Asset Services, Inc. (April 2007 to Present); Chief Compliance Officer, Unified Financial Securities, Inc. (May 2007 to Present); Senior Vice President of Unified Series Trust (May 2007 to Present); Chief Compliance Officer, AML Officer, and Vice President of Valued Advisers Trust (August 2008 to Present); Previously, Employed in various positions with American United Life Insurance Company (from 1983 to April 2007), including:  Associate General Counsel (April 2007), Investment Adviser Chief Compliance Officer (June 2004 to April 2007), Assistant Secretary to the Board of Directors (December 2002 to April 2007), Chief Compliance Officer of OneAmerica Funds, Inc. (June 2004 to April 2007), and Chief Counsel and Secretary, OneAmerica Securities, Inc. (December 2002 to April 2007).
			N/A	N/A

1 Mr. Dreman serves as a Trustee Ex-Officio of the Trust. “Trustee Ex-Officio” means a person serving as a trustee who has been duly elected or appointed as a trustee who is not granted the power to vote on matters that come before the trustees except under extraordinary circumstances, but who is otherwise entitled to attend and participate in the consideration of matters that come before the trustees. A Trustee Ex-Officio shall receive notice of each meeting of the Board of Trustees, shall have the right to attend and participate in the deliberations of the trustees, and shall have the same rights and privileges as each other trustee.
Except as described below, a Trustee Ex-Officio shall not be included in any calculation of the presence of a quorum of the Board of Trustees or to determine the required vote needed to approve any matter, shall not have the power to vote or consent to the conduct of the business of the Trust as conducted by the trustees, and shall be an “interested person” of the Trust, as that term is defined in the 1940 Act.

At any time when there is only one trustee serving on the Board of Trustees who is an affiliated person of the Advisor, if such affiliated trustee becomes incapacitated or is otherwise unable to fulfill the duties of his or her office, and if there is then a Trustee Ex-Officio who is an affiliated person of the Advisor serving on the Board of Trustees, then such Trustee Ex-Officio (or the most senior of such affiliated Trustees Ex-Officio) will be come a trustee with full voting rights until such time as: the original trustee reassumes his or her duties, a successor is elected or appointed as provided in the Declaration of Trust, or the interim trustee otherwise declines or resigns from such temporary position. A Trustee Ex-Officio shall not hold the right to vote under this provision for a period of more than four consecutive months.

FEDERAL TAX INFORMATION (Unaudited)

The form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in the calendar year 2010.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income:

The table below provides the Qualified Dividend Income percentages for the year:

High Opportunity Fund	100%
International Fund	30%
Market Over-Reaction Fund	100%
Mid Cap Value Fund	94%
Small Cap Value Fund	100%

These rates above represent the dividend income paid by the Funds which qualify for the reduced rate of 15% pursuant to the Internal Revenue Code.

Dividend Received Deduction:

High Opportunity Fund	100%
International Fund	30%
Market Over-Reaction Fund	100%
Mid Cap Value Fund	94%
Small Cap Value Fund	100%

Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law.  For the Fund’s fiscal 2010 ordinary income dividends, the table above provides the qualifying percentages for the Funds.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the recent twelve month period ended June 30 are available without charge upon request by (1) calling the Funds at (800) 247-1014 or (2) from Fund documents filed with the Commission on the Commission's website at www.sec.gov.

TRUSTEES
Brian R. Bruce
Robert B. Grossman
Robert A. Miller

OFFICERS
David N. Dreman, Trustee Ex-Officio
Clifton Hoover, Jr., Trustee and Secretary
John C. Swhear, Chief Executive Officer, Vice President, and Anti-Money Laundering Compliance Officer
William J. Murphy, Treasurer and Chief Financial Officer

INVESTMENT ADVISER
Dreman Value Management, LLC
Harborside Financial Center
Plaza 10, Suite 800
Jersey City, NJ  07311

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue NW
Washington, DC 20004-2415

LEGAL COUNSEL TO THE TRUSTEES
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY  10036

CUSTODIAN
Huntington National Bank
41 South Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses.  Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

 (d)           Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Not Applicable

(f)           A copy of the Code of Ethics may be provided, without charge, upon request.  You may call toll-free (800) 247-1014 to request a copy of the Code of Ethics.

 Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
FY 2010	$ 51,500
FY 2009	$ 47,500

(b)	Audit-Related Fees
FY 2010	$0
FY 2009	$0
Nature of the fees:

(c)	Tax Fees
FY 2010                                $ 12,500
FY 2009                                $ 12,500
Nature of the fees:	Review of the 1120-RICs & Excise Returns

(d)	All Other Fees
FY 2010	$0
FY 2009	$0
Nature of the fees:

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:                             0%
Tax Fees:                                               0%
All Other Fees:                                     0%

(f)
During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
Registrant	Adviser
FY 2010	$ 0	$0
FY 2009	$ 0	$0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.  Audit Committee of Listed Companies.  NOT APPLICABLE

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.
(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of a filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Code is filed herewith

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)                      Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Dreman Contrarian Funds

By
/s/ John Swhear
John Swhear, Chief Executive Officer

Date 1/7/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
/s/ John Swhear
John Swhear, Chief Executive Officer

Date   1/7/2011

By
/s/ William Murphy
William Murphy, Treasurer and Chief Financial Officer

Date 1/7/2011